UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-06342

Exact name of registrant as specified in charter:	abrdn Global Income Fund, Inc.

Address of principal executive offices:	1900 Market Street, Suite 200

Philadelphia, PA 19103

Name and address of agent for service:	Andrea Melia

abrdn Inc.

1900 Market Street, Suite 200

Philadelphia, PA 19103

Registrant’s telephone number, including area code:	1-800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2022

Item 1. Reports to Stockholders.

(a) A copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “1940 Act”) is filed herewith.

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Aberdeen Global Income Fund, Inc. (FCO)

Semi-annual Report
April 30, 2022

abrdn.com

Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Semi-Annual Report, which covers the activities of Aberdeen Global Income Fund, Inc. (the "Fund"), for the six-month period ended April 30, 2022. The Fund's principal investment objective is to provide high current income by investing primarily in fixed income securities. As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its principal investment objective.

Total Investment Return1

For the six-month period ended April 30, 2022, the total return to shareholders of the Fund based on the net asset value ("NAV") and market price of the Fund, respectively, are as follows:

NAV[2,3]	-16.6%
Market Price[2]	-23.9%

For more information about Fund performance, please visit the Fund on the web at www.aberdeenfco.com. Here, you can view quarterly commentary on the Fund's performance, monthly fact sheets, distribution and performance information, and other Fund literature.

NAV, Market Price, and Premium/Discount

The below table represents comparison from current six-month period end to prior fiscal year end of market price to NAV and associated premium (+)/discount(-).

	NAV	Closing Market Price	Premium(+)/ Discount(-)
4/30/2022	$4.91	$5.96	+21.4%
10/31/2021	$6.28	$8.35	+33.0%

During the six-month period ended April 30, 2022, the Fund's NAV traded within a range of $4.91 to $6.30 and the Fund's market price was within a range of $5.55 to $8.44. During the six-month period ended April 30, 2022, the Fund's shares traded within a range of a premium(+)/discount(-) of +9.9% to +36.8%.

Managed Distribution Policy

Distributions to common shareholders for the six-month period ended April 30, 2022 totaled $0.42 per share. Based on the market price of $5.96 on April 30, 2022, the annualized distribution rate as of six-month period ended April 30, 2022 was 14.1%. Based on the NAV of $4.91 on April 30, 2022, the annualized distribution rate as of six-month period ended April 30, 2022 was 17.1%. Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those U.S. investors who are able to claim a tax credit.

On May 10, 2022 and June 9, 2022, the Fund announced that it will pay on May 31, 2022 and June 30, 2022, respectively, a distribution of U.S. $0.07 per share to all shareholders of record as of May 20, 2022 and June 22, 2022, respectively.

The Fund's policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a non-taxable return of capital. This policy is subject to an annual review as well as regular review at the quarterly meetings of the Fund's Board of Directors, unless market conditions require an earlier evaluation.

Open Market Repurchase Program

The Fund's policy is generally to buy back Fund shares on the open market when the Fund trades at certain discounts to NAV and management believes such repurchases may enhance shareholder value. During the six-month period ended April 30, 2022, the Fund did not repurchase any shares.

Revolving Credit Facility

The Fund's $40,000,000 revolving credit facility with The Bank of Nova Scotia was renewed for a 3-year term on February 28, 2020 and last amended on September 21, 2021 ("Revolving Credit Facility"). The Fund's outstanding balance on October 31, 2021 was $21,900,000. During the period between March 7 and March 21, 2022, the Fund paid down $2,800,000 on the facility. The Fund's outstanding balance

1	Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and shares, when sold, may be worth more or less than original cost. Current performance may be lower or higher than the performance quoted. Net asset value return data include investment management fees, custodial charges and administrative fees (such as Director and legal fees) and assumes the reinvestment of all distributions.

2	Assuming the reinvestment of dividends and distributions.

3	The Fund's total return is based on the reported NAV for each financial reporting period end and may differ from what is reported on the Financial Highlights due to financial statement rounding or adjustments.

Aberdeen Global Income Fund, Inc.	1

Letter to Shareholders (unaudited) (continued)

as of April 30, 2022 was $19.1 million. Under the terms of the loan facility and applicable regulations, the Fund is required to maintain certain asset coverage ratios for the amount of its outstanding borrowings. The Board regularly reviews the use of leverage by the Fund. The Fund is also authorized to use reverse repurchase agreements as another form of leverage. A more detailed description of the Fund's Revolving Credit Facility can be found in the Notes to Financial Statements.

Portfolio Holdings Disclosure

The Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund's semi-annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These reports are available on the SEC's website at http://www.sec.gov. The Fund makes the information available to shareholders upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available by August 31 of the relevant year: (1) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465; and (2) on the SEC's website at http://www.sec.gov.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered "unclaimed property" due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund's transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund's transfer agent will follow the applicable state's statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund's transfer agent.

COVID-19

The COVID-19 pandemic has caused major disruption to economies and markets around the world, including the United States. Financial markets have experienced losses, and some sectors of the economy and individual issuers have experienced particularly large losses. Although many financial markets have generally recovered from such losses, market volatility has continued. These circumstances may continue for an extended period of time, and as a result may affect adversely the value and liquidity of the Fund's investments. The rapid development and fluidity of this situation precludes any prediction as to the ultimate adverse impact of COVID-19 on economic and market conditions, and, as a result, present uncertainty and risk with respect to the Fund and the performance of its investments and ability to pay distributions. The full extent of the impact and effects of COVID-19 will depend on future developments, including, among other factors, the duration and spread of the outbreak, along with related travel advisories, quarantines and restrictions, the recovery time of the disrupted supply chains and industries, the impact of labor market interruptions, the impact of government interventions, and uncertainty with respect to the duration of the global economic slowdown.

LIBOR

Under the revolving credit facility, the Fund is charged interest on amounts borrowed at a variable rate, which may be based on the London Interbank Offered Rate ("LIBOR") plus a spread. The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize LIBOR as a "benchmark" or "reference rate" for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority ("FCA"), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. However, subsequent announcements by the FCA, the LIBOR administrator and other regulators indicate that it is possible that the most widely used LIBOR rates may continue until mid-2023. It is anticipated that LIBOR ultimately will be discontinued or the regulator will announce that it is no longer sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offered Rate ("EURIBOR"), Sterling Overnight Interbank Average Rate ("SONIA") and Secured Overnight Financing Rate ("SOFR"), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or

2	Aberdeen Global Income Fund, Inc.

Letter to Shareholders (unaudited) (concluded)

value of, any securities or payments linked to those reference rates, which may adversely affect the Fund's performance and/or NAV. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner.

abrdn Rebrand

abrdn plc, formerly known as Standard Life Aberdeen plc, was renamed on September 27, 2021. In connection with this re-branding, the entities within abrdn plc group, including investment advisory entities, have been or will be renamed in the near future. The Fund's Board has approved a change in the name of the Fund from "Aberdeen Global Income Fund, Inc." to "abrdn Global Income Fund, Inc." effective on or about June 30, 2022. The internet address for the Fund's website will also change from www.aberdeenfco.com to www.abrdnfco.com, effective as of June 30, 2022. The old address will continue to redirect to the new address for at least a year.

Investor Relations Information

As part of abrdn's commitment to shareholders, we invite you to visit the Fund on the web at www.aberdeenfco.com. Here, you can view monthly fact sheets, quarterly commentary, distribution and performance information, and other Fund literature.

Enroll in abrdn's email services and be among the first to receive the latest closed-end fund news, announcements, videos, and other information. In addition, you can receive electronic versions of important Fund documents including annual reports, semi-annual reports, prospectuses, and proxy statements. Sign up today at https://www.abrdn.com/en-us/cefinvestorcenter/contact-us/preferences.

Contact Us:

•	Visit: https://www.abrdn.com/en-us/cefinvestorcenter

•	Email: Investor.Relations@abrdn.com; or

•	Call: 1-800-522-5465 (toll free in the U.S.).

Yours sincerely,

/s/ Christian Pittard

Christian Pittard
President

All amounts are U.S. Dollars unless otherwise stated.

Aberdeen Global Income Fund, Inc.	3

Loan Facility and the Use of Leverage (unaudited)

Loan Facility and the Use of Leverage

The Fund utilizes leverage to seek to increase the yield for its shareholders. The amounts borrowed from the Fund's loan facility may be invested to seek to return higher rates than the rates in the Fund's portfolio. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund's common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. Non-recurring expenses in connection with the implementation of the loan facility will reduce the Fund's performance.

The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the loan facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is not permitted to declare dividends or other distributions in the event of default under the loan facility. In the event of default under the loan facility, the lender has the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lender may be able to control the liquidation as well. A liquidation of the Fund's collateral assets in an event of default, or a voluntary paydown of the loan facility in order to avoid an event of default, would typically involve administrative expenses and sometimes penalties. Additionally, such liquidations often involve selling off of portions of the Fund's assets at inopportune times which can result in losses when markets are unfavorable. The loan facility has a term of three years and is not a perpetual form of leverage; there can be no assurance that the loan facility will be available for renewal on acceptable terms, if at all.

The credit agreement governing the loan facility includes usual and customary covenants for this type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the Investment Company Act of 1940, as amended (the "1940 Act"). The covenants or guidelines could impede management of the Fund from fully managing the Fund's portfolio in accordance with the Fund's investment objective and policies.

Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility. The covenants also include a requirement that the Fund maintain net assets of no less than $25,000,000.

Prices and availability of leverage are extremely volatile in the current market environment. The Board regularly reviews the use of leverage by the Fund and may explore other forms of leverage. The Fund is authorized to use reverse repurchase agreements as another form of leverage. A reverse repurchase agreement involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for the Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, the Fund's NAV will decline faster than otherwise would be the case. Reverse repurchase agreements, as with any leveraging techniques, may increase the Fund's return; however, such transactions also increase the Fund's risks in down markets. In July 2017, the FCA announced that it will no longer persuade or compel banks to submit rates for the calculation of LIBOR after 2021. Such announcement indicates that the continuation of LIBOR on the current basis cannot and will not be guaranteed after 2021. However, for U.S. dollar LIBOR, it now appears that the relevant date may be deferred to June 30, 2023 for the most common tenors (overnight and one, three, six and 12 months).

Interest Rate Swaps

The Fund enters into interest rate swaps to hedge interest rate risk on the credit facility. As of April 30, 2022, the Fund held interest rate swap agreements with an aggregate notional amount of $19,100,000 which represented 100% of the Fund's total borrowings. Under the terms of the agreements currently in effect, the Fund either receives a floating rate of interest (three month USD-LIBOR BBA rate) and pays fixed rates of interest for the terms and based upon the notional amounts set forth below:

Remaining Term as of April 30, 2022	Receive/(Pay) Floating Rate	Amount (in $ millions)	Fixed Rate Payable (%)
30 months	Receive	$0.1	2.44%
62 months	Receive	$1.0	0.70%
66 months	Receive	$ 13.5	2.36%
87 months	Receive	$0.7	1.97%
96 months	Receive	$2.0	0.70%
96 months	Receive	$1.0	0.62%
109 months	Receive	$0.8	0.71%

A significant risk associated with interest rate swaps is the risk that the counterparty may default or file for bankruptcy, in which case the Fund would bear the risk of loss of the amount expected to be received under the swap agreements. There can be no assurance that the Fund will have an interest rate swap in place at any given time nor can there be any assurance that, if an interest rate swap is in place, it will be successful in hedging the Fund's interest rate risk with respect to the loan facility.

4	Aberdeen Global Income Fund, Inc.

Loan Facility and the Use of Leverage (unaudited) (concluded)

Acknowledging historically low level of short-rates, the Fund used interest rate swap agreements to hedge up to 100% of the interest rate risk on the revolving credit facility thereby locking in the cost of leverage used by the Fund.

In recent months, the market's view of policy rates has drastically changed, as the economic recovery endures, and inflationary pressures have become more elevated and less transient in nature. Additionally, the Federal Reserve proceeded with a tightening of monetary policy at a more aggressive pace than initially expected. On May 10, 2022, the Fund sold its interest rate swap agreements with an aggregate notional amount of $19.1 million.

Aberdeen Global Income Fund, Inc.	5

Total Investment Returns (unaudited)

The following table summarizes the average annual Fund performance for the six-month, 1-year, 3-year, 5-year and 10-year periods ended as of April 30, 2022.

	6 Months	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	-16.6%	-18.6%	-4.5%	-1.7%	-0.5%
Market Price	-23.9%	-21.7%	0.8%	3.6%	1.1%
Blended Benchmark*	-10.8%	-11.2%	0.1%	1.6%	3.0%
Bloomberg Global Aggregate Index[1]	-11.7%	-12.6%	-1.1%	0.3%	0.4%

*	The blended benchmark is summarized in the table below:

Index	Weight
ICE BofA Australia Government[2]	10%
ICE BofA New Zealand Government[3]	5%
iBoxx Asia Government USD Unhedged[4]	25%
JPM EMBI Global Diversified[5]	35%
ICE BofA Global High Yield Constrained[6]	25%

1	The Bloomberg Global Aggregate Index is a measure of global investment grade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.

2	The ICE BofA Australia Government Index tracks the performance of AUD denominated sovereign debt publicly issued by the Australian government in its domestic market.

3	The ICE BofA New Zealand Government Index tracks the performance of NZD denominated sovereign debt publicly issued by the New Zealand government in its domestic market.

4	The Markit iBoxx Asia Government Index tracks the performance of local currency-denominated sovereign and quasi-sovereign debt from 10 Asian countries/territories.

5	The J.P. Morgan EMBI Global Diversified Index is a comprehensive global local emerging markets index comprising liquid, fixed?rate, domestic currency government bonds.

6	The ICE BofA Global High Yield Constrained Index contains all securities in the ICE BofA Global High Yield Index but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis.

6	Aberdeen Global Income Fund, Inc.

Total Investment Returns (unaudited) (concluded)

Performance of a $10,000 Investment (as of April 30, 2022)

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

abrdn, Inc. has entered into an agreement with the Fund to limit investor relations services fees, without which performance would be lower. This agreement aligns with the term of the advisory agreement and may not be terminated prior to the end of the current term of the advisory agreement. See Note 3 in the Notes to Financial Statements. Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund's dividend reinvestment program. All return data at NAV includes fees charged to the Fund, which are listed in the Fund's Statement of Operations under "Expenses". The Fund's total investment return at NAV is based on the reported NAV on each financial reporting period end. Total investment return at market value is based on changes in the market price at which the Fund's shares traded on the NYSE American during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund's dividend reinvestment program. Because the Fund's shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund's yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenfco.com or by calling 800-522-5465.

The annualized net operating expense ratio, excluding fee waivers, based on the six-month period ended April 30, 2022 was 2.78%. The annualized net operating expense ratio, net of fee waivers, based on the six-month period ended April 30, 2022 was 2.72%. The annualized net operating expense ratio, excluding interest expense and net of fee waivers, based on the six-month period ended April 30, 2022 was 2.20%.

Aberdeen Global Income Fund, Inc.	7

Portfolio Composition (unaudited)

Quality of Investments(1)

As of April 30, 2022, 7.3% of the Fund's total investments were invested in securities where either the issue or the issuer was rated "A" or better by S&P Global Ratings', Moody's Investors Service, Inc. or Fitch Ratings, Inc. or, if unrated, was judged to be the equivalent quality by the abrdn Asia Limited ("abrdn Asia" or the "Investment Manager"). The table below shows the asset quality of the Fund's portfolio as of April 30, 2022 compared with October 31, 2021 and April 30, 2021:

Date	AAA/Aaa %	AA/Aa %	A %	BBB/Baa %	BB/Ba* %	B* %	C/CCC* %	D* %	NR** %
April 30, 2022	1.8	2.4	3.1	9.6	34.3	27.9	7.1	0.2	13.6
October 31, 2021	3.1	1.2	1.6	13.0	28.0	35.6	8.1	0.0	9.4
April 30, 2021	3.2	1.2	1.6	13.2	28.0	36.1	8.0	0.0	8.7

*	Below investment grade

**	Not Rated

(1)	For financial reporting purposes, credit quality ratings shown above reflect the lowest rating assigned by either S&P Global Ratings, Moody's Investor Service, Inc. or Fitch Ratings, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated NR are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change. The Investment Manager evaluates the credit quality of unrated investments based upon, but not limited to, credit ratings for similar investments.

Geographic Composition

The Fund's investments are divided into three categories: Developed Markets, Investment Grade Developing Markets and Sub-Investment Grade Developing Markets. The table below shows the geographical composition (with U.S. Dollar-denominated bonds issued by foreign issuers allocated into country of issuance) of the Fund's total investments as of April 30, 2022, compared with October 31, 2021 and April 30, 2021:

Date	Developed Markets %	Investment Grade Developing Markets %	Sub-Investment Grade Developing Markets %
April 30, 2022	49.8	19.7	30.5
October 31, 2021	44.3	20.1	35.6
April 30, 2021	45.0	19.6	35.4

Currency Composition

The table below shows the currency composition, including hedges, of the Fund's total investments as of April 30, 2022, compared with October 31, 2021 and April 30, 2021:

Date	Developed Markets %	Investment Grade Developing Markets %	Sub-Investment Grade Developing Markets %
April 30, 2022	77.8	15.1	7.1
October 31, 2021	79.6	14.3	6.1
April 30, 2021	81.1	13.6	5.3

8	Aberdeen Global Income Fund, Inc.

Portfolio Composition (unaudited) (concluded)

Maturity Composition

As of April 30, 2022, the average maturity of the Fund's total investments was 11.4 years, compared with 11.6 years at October 31, 2021 and 11.7 years at April 30, 2021. The table below shows the maturity composition of the Fund's investments as of April 30, 2022, compared with October 31, 2021 and April 30, 2021:

Date	Under 3 Years %	3 to 5 Years %	5 to 10 Years %	10 Years & Over %
April 30, 2022	20.3	19.0	34.6	26.1
October 31, 2021	14.3	24.8	36.2	24.7
April 30, 2021	14.4	22.3	38.9	24.4

Modified Duration

As of April 30, 2022 the modified duration of the Fund was 3.53 years. This calculation excludes the interest rate swaps that are used to manage the leverage of the Fund. Excluding swaps will increase portfolio duration.

Aberdeen Global Income Fund, Inc.	9

Summary of Key Rates (unaudited)

The following table summarizes the movements of key interest rates and currencies from April 30, 2022 compared with October 31, 2021 and April 30, 2021:

		Apr-22	Oct-21	Apr-21
Australia	90 day Bank Bills	0.70%	0.08%	0.04%
	10 yr bond	1.83%	0.58%	0.08%
	currency local per 1USD	$1.41	$1.33	$1.29
New Zealand	90 day Bank Bills	1.97%	0.80%	0.36%
	10 yr bond	3.64%	2.64%	1.65%
	currency local per 1USD	$1.54	$1.40	$1.39
Malaysia	3-month T-Bills	1.80%	1.78%	1.77%
	10 yr bond	4.38%	3.58%	3.11%
	currency local per 1USD	RM4.35	RM4.14	RM4.10
India	3-month T-Bills	4.04%	3.52%	6.11%
	10 yr bond	7.14%	6.39%	6.03%
	currency local per 1USD	₹76.44	₹74.88	₹74.07
Indonesia	3 months deposit rate	3.26%	3.50%	4.09%
	10 yr bond	6.97%	6.03%	6.44%
	currency local per 1USD	Rp14497.00	Rp14167.50	Rp14445.00
Russia	Zero Cpn 3m	13.09%	7.46%	5.01%
	10 yr bond	15.99%	8.22%	7.11%
	currency local per 1USD	₽70.83	₽70.96	₽75.08
USD Denominated Bonds	Mexico	5.00%	3.08%	3.02%
	Indonesia	4.01%	2.20%	2.29%
	Argentina	23.20%	23.20%	23.20%
	Romania	3.45%	1.36%	0.74%

10	Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited)

April 30, 2022

Principal Amount (000) or Shares		Description	Value (US$)
CORPORATE BONDS—84.5%
AUSTRALIA—1.1%
USD	200	Australia & New Zealand Banking Group Ltd., (fixed rate to 06/15/2026, variable rate thereafter), 6.75%, 06/15/2026(a)(b)	$209,500
USD	320	Mineral Resources Ltd., 8.00%, 11/01/2027	318,800
			528,300
BAHRAIN—0.6%
USD	260	Oil and Gas Holding Co. BSCC, 7.63%, 11/07/2024(b)	271,700
BRAZIL—2.4%
USD	620	Banco do Brasil SA/Cayman (fixed rate to 04/15/2024, variable rate thereafter), 6.25%, 04/15/2024(a)(b)	572,731
USD	200	BRF SA, 5.75%, 03/21/2050(b)(c)	156,802
USD	192	Guara Norte Sarl, 5.20%, 06/15/2034(b)(d)	169,054
USD	230	Petrobras Global Finance BV, 5.60%, 10/03/2030(c)	225,745
			1,124,332
CANADA—1.1%
USD	78	GFL Environmental, Inc., 4.75%, 06/15/2024(b)(c)	70,785
USD	119	GFL Environmental, Inc., 5.13%, 12/15/2022(b)(c)	116,965
USD	103	NOVA Chemicals Corp., 4.25%, 05/15/2024(b)(c)	89,095
USD	124	Rogers Communications, Inc., (fixed rate to 3/15/2027, variable rate thereafter), 5.25%, 03/15/2027(b)(c)	116,381
USD	125	Titan Acquisition Ltd. / Titan Co-Borrower LLC, 7.75%, 05/30/2022(b)(c)	120,625
			513,851
CHILE—1.0%
USD	330	Corp. Nacional del Cobre de Chile, 3.75%, 10/15/2030(b)(c)	307,956
USD	200	Empresa Nacional del Petroleo, 3.45%, 06/16/2031(b)(c)	169,000
			476,956
CHINA—1.8%
	200	China Evergrande Group, 8.75%, 05/30/2022(b)(c)	22,000
USD	200	China Huadian Overseas Development 2018 Ltd., (fixed rate to 06/23/2025, variable rate thereafter), 3.38%, 06/23/2025(a)(b)	197,100
USD	200	Huarong Finance II Co. Ltd., 5.00%, 11/19/2025(b)	194,500
USD	200	Kaisa Group Holdings Ltd., 11.95%, 05/30/2022(b)(c)(e)	41,550
USD	200	Logan Group Co. Ltd., 7.50%, 05/30/2022(b)(c)	70,000
	200	Logan Group Co. Ltd., 6.50%, 05/30/2022(b)(c)	59,000
USD	200	Shandong Iron And Steel Xinheng International Co., Ltd., 6.50%, 11/05/2023(b)	204,000
USD	200	Sunac China Holdings Ltd., 6.80%, 10/20/2023(b)(c)	45,900
USD	200	Zhenro Properties Group Ltd., 6.63%, 01/07/2024(b)(c)	17,000
			851,050
COLOMBIA—1.1%
USD	200	Bancolombia SA, (fixed rate to 12/18/2024, variable rate thereafter), 4.63%, 12/18/2024(c)	186,480
USD	351	Ecopetrol SA, 5.38%, 03/26/2026(c)	345,419
			531,899
DOMINICAN REPUBLIC—0.4%
USD	202	AES Andres BV, 5.70%, 05/04/2024(b)(c)	185,275
ECUADOR—0.5%
USD	197	International Airport Finance SA, 12.00%, 03/15/2024(b)	206,541

Aberdeen Global Income Fund, Inc.	11

Portfolio of Investments (unaudited) (continued)

April 30, 2022

Principal Amount (000) or Shares		Description	Value (US$)
CORPORATE BONDS (continued)
FRANCE—0.8%
EUR	100	Altice France SA, 5.88%, 05/31/2022(b)(c)	$105,759
USD	200	BNP Paribas SA, (fixed rate to 02/25/2030, variable rate thereafter), 4.50%, 02/25/2030(a)(b)	172,500
EUR	100	Electricite de France SA, (fixed rate to 01/22/2026, variable rate thereafter), 5.00%, 01/22/2026(a)(b)	103,284
			381,543
GEORGIA—0.4%
USD	200	Bank of Georgia JSC, 6.00%, 07/26/2023(b)	198,852
GERMANY—2.8%
EUR	200	Aareal Bank AG, 7.36%, 04/30/2023(a)(b)(f)	208,616
EUR	100	CT Investment GmbH, 5.50%, 04/15/2023(b)(c)	98,374
GBP	100	Deutsche Bank AG, (fixed rate to 04/30/2026, variable rate thereafter), 7.13%, 04/30/2026(a)(b)	122,419
EUR	100	HT Troplast GmbH, 9.25%, 07/15/2022(b)(c)	104,045
EUR	152	Nidda Healthcare Holding GmbH, 3.50%, 05/09/2022(b)(c)	148,528
EUR	250	PrestigeBidCo GmbH, 6.25%, 05/09/2022(b)(c)	262,648
EUR	60	Schaeffler AG, 2.88%, 12/26/2026(b)(c)	59,657
EUR	100	Schaeffler AG, 3.38%, 07/12/2028(b)(c)	96,274
EUR	106	Techem Verwaltungsgesellschaft 675 mbH, 2.00%, 05/09/2022(b)(c)	103,568
EUR	100	TK Elevator Midco GmbH, 4.38%, 07/15/2023(b)(c)	97,444
			1,301,573
GHANA—0.6%
	362	Tullow Oil PLC, 7.00%, 05/30/2022(b)(c)	293,691
HONDURAS—0.4%
USD	200	Inversiones Atlantida SA, 7.50%, 05/19/2023(b)(c)	196,000
INDIA—4.7%
USD	420	Adani Green Energy UP Ltd. / Prayatna Developers Pvt Ltd. / Parampujya Solar Energy Pvt Ltd., 6.25%, 12/10/2024(b)	424,368
USD	200	Azure Power Solar Energy Pvt Ltd., 5.65%, 09/24/2022(b)(c)	200,052
USD	200	GMR Hyderabad International Airport Ltd., 5.38%, 04/10/2024(b)	200,900
INR	30,000	HDFC Bank Ltd., 8.10%, 03/22/2025(b)	393,856
USD	200	India Green Power Holdings, 4.00%, 02/22/2024(b)	173,160
INR	50,000	Indiabulls Housing Finance Ltd., 9.00%, 09/26/2026	611,647
USD	200	REC Ltd., 5.25%, 11/13/2023(b)	203,689
			2,207,672
INDONESIA—1.6%
USD	200	Medco Oak Tree Pte Ltd., 7.38%, 05/14/2023(b)(c)	198,100
USD	200	Medco Platinum Road Pte Ltd., 6.75%, 05/30/2022(b)(c)	197,300
USD	400	Perusahaan Perseroan Persero PT, 5.25%, 10/24/2042(b)	361,328
			756,728
ISRAEL—0.4%
USD	192	Energean Israel Finance Ltd., 4.88%, 12/30/2025(b)(c)	177,984
ITALY—0.4%
EUR	100	Golden Goose SpA, 4.88%, 11/14/2022(b)(c)(f)	102,765
EUR	100	Kedrion SpA, 3.38%, 05/15/2023(b)(c)	101,275
			204,040

12	Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

April 30, 2022

Principal Amount (000) or Shares		Description	Value (US$)
CORPORATE BONDS (continued)
JAPAN—0.4%
USD	210	SoftBank Group Corp., (fixed rate to 07/19/2023, variable rate thereafter), 6.00%, 07/19/2023(a)(b)	$192,724
KAZAKHSTAN—2.0%
USD	200	KazMunayGas National Co. JSC, 3.50%, 10/14/2032(b)(c)	165,500
USD	870	KazMunayGas National Co. JSC, 5.75%, 04/19/2047(b)	788,394
			953,894
KUWAIT—0.4%
USD	200	MEGlobal Canada ULC, 5.00%, 05/18/2025(b)	203,626
LUXEMBOURG—2.4%
EUR	100	Albion Financing 1 SARL / Aggreko Holdings, Inc., 5.25%, 10/15/2023(b)(c)	99,930
USD	204	Altice Financing SA, 5.75%, 08/15/2024(b)(c)	171,872
EUR	100	Altice France Holding SA, 8.00%, 05/15/2022(b)(c)	106,845
USD	200	Altice France Holding SA, 10.50%, 05/15/2022(b)(c)	202,750
GBP	100	Cidron Aida Finco Sarl, 6.25%, 04/01/2024(b)(c)	112,586
EUR	100	Cullinan Holdco Scsp, 4.63%, 10/15/2023(b)(c)	95,884
EUR	117	LHMC Finco 2 Sarl, 7.25%, 05/30/2022(b)(c)(g)	117,243
EUR	200	Matterhorn Telecom SA, 3.13%, 09/15/2022(b)(c)	195,187
			1,102,297
MEXICO—3.0%
USD	470	BBVA Bancomer SA, (fixed rate to 01/17/2028, variable rate thereafter), 5.13%, 01/17/2028(b)(c)	440,037
MXN	7,579	Petroleos Mexicanos, 7.19%, 09/12/2024(b)	345,023
USD	530	Petroleos Mexicanos, 7.69%, 07/23/2049(c)	414,126
USD	210	Sixsigma Networks Mexico SA de CV, 7.50%, 05/30/2022(b)(c)	201,233
			1,400,419
MOROCCO—0.5%
USD	255	Vivo Energy Investments BV, 5.13%, 09/24/2023(b)(c)	247,987
NETHERLANDS—1.3%
EUR	139	Lincoln Financing SARL, 3.63%, 05/31/2022(b)(c)	145,365
EUR	100	Lincoln Financing SARL, 3.88%, 05/30/2022(b)(c)(f)	104,968
EUR	100	Nobel Bidco BV, 3.13%, 06/15/2024(b)(c)	87,582
EUR	90	OCI NV, 3.63%, 10/15/2022(b)(c)	96,845
EUR	60	Stichting AK Rabobank Certificaten, 6.50%, 12/29/2049(a)(b)(h)	68,899
EUR	105	Summer BidCo BV, 9.00%, 05/30/2022(b)(c)(g)	107,016
			610,675
NIGERIA—2.7%
USD	216	Access Bank PLC, 6.13%, 09/21/2026(b)	203,040
EUR	196	BOI Finance BV, 7.50%, 02/16/2027(b)	202,635
USD	230	IHS Netherlands Holdco BV, 8.00%, 09/18/2022(b)(c)	230,897
USD	297	SEPLAT Petroleum Development Co. PLC, 7.75%, 04/01/2023(b)(c)	281,407
	380	United Bank for Africa PLC, 6.75%, 11/19/2026(b)	360,525
			1,278,504
OMAN—0.5%
USD	230	Oztel Holdings SPC Ltd., 6.63%, 04/24/2028(b)	238,300

Aberdeen Global Income Fund, Inc.	13

Portfolio of Investments (unaudited) (continued)

April 30, 2022

Principal Amount (000) or Shares		Description	Value (US$)
CORPORATE BONDS (continued)
PERU—0.3%
USD	200	Petroleos del Peru SA, 5.63%, 06/19/2047(b)	$145,300
PHILIPPINES—1.0%
USD	260	International Container Terminal Services, Inc., 4.75%, 06/17/2030(b)	255,450
USD	243	Manila Water Co., Inc., 4.38%, 07/30/2025(b)(c)	227,934
			483,384
RUSSIA—0.1%
USD	200	Home Credit & Finance Bank OOO Via Eurasia Capital SA., (fixed rate to 02/07/2025,variable rate thereafter), 8.80%, 02/07/2025(a)(b)(k)	18,600
USD	250	Sovcombank Via SovCom Capital DAC, (fixed rate to 05/06/2025, variable rate thereafter), 7.75%, 05/06/2025(a)(b)(k)	–
			18,600
SAUDI ARABIA-1.9%
USD	921	Saudi Arabian Oil Co., 2.88%, 04/16/2024(b)	909,627
SINGAPORE—1.7%
USD	200	DBS Group Holdings Ltd., (fixed rate to 12/11/2023, variable rate thereafter), 4.52%, 12/11/2023(b)(c)	202,746
USD	200	Parkway Pantai Ltd., (fixed rate to 07/27/2022, variable rate thereafter), 4.25%, 07/27/2022(a)(b)	196,800
USD	210	Puma International Financing SA, 5.00%, 05/09/2022(b)(c)	195,825
USD	210	Vena Energy Capital Pte Ltd., 3.13%, 02/26/2025(b)	202,105
			797,476
SOUTH AFRICA—2.1%
USD	210	Eskom Holdings SOC Ltd., 7.13%, 02/11/2025(b)	200,298
USD	446	Liquid Telecommunications Financing PLC, 5.50%, 03/04/2023(b)(c)	425,930
USD	400	Sasol Financing USA LLC, 5.50%, 03/18/2030(c)	360,000
			986,228
SPAIN—0.4%
USD	200	Banco Bilbao Vizcaya Argentaria SA, Series 9 (fixed rate to 03/05/2025, variable rate thereafter), 6.50%, 03/05/2025(a)	193,750
SWEDEN—0.4%
EUR	100	Intrum AB, 3.50%, 07/15/2022(b)(c)	98,024
EUR	100	Verisure Holding AB, 3.88%, 07/15/2022(b)(c)	99,165
			197,189
SWITZERLAND—0.7%
USD	150	Consolidated Energy Finance SA, 5.63%, 10/15/2024(b)(c)	138,750
USD	200	Credit Suisse Group AG, (fixed rate to 12/18/2024, variable rate thereafter), 6.25%, 12/18/2024(a)(b)	193,950
			332,700
TANZANIA—0.4%
USD	200	HTA Group Ltd., 7.00%, 06/18/2022(b)(c)	197,600
TRINIDAD—0.8%
USD	400	Trinidad Generation UnLtd, 5.25%, 11/04/2027(b)(d)	391,040
TURKEY—0.4%
USD	200	Hazine Mustesarligi Varlik Kiralama, 5.13%, 06/22/2026(b)	188,520

14	Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

April 30, 2022

Principal Amount (000) or Shares		Description	Value (US$)
CORPORATE BONDS (continued)
UKRAINE—0.7%
USD	206	Kernel Holding SA, 6.75%, 10/27/2023(b)(c)(k)	$109,180
USD	218	MHP Lux SA, 6.95%, 04/03/2026(b)(k)	102,460
USD	200	NPC Ukrenergo, 6.88%, 11/09/2026(b)(k)	66,000
USD	200	Ukraine Railways Via Rail Capital Markets PLC, 8.25%, 07/09/2024(b)(k)	52,000
			329,640
UNITED ARAB EMIRATES—1.2%
USD	200	MAF Global Securities Ltd., (fixed rate to 03/20/2026, variable rate thereafter), 6.38%, 03/20/2026(a)(b)	202,000
USD	370	MAF Global Securities Ltd., (fixed rate to 09/07/2022, variable rate thereafter), 5.50%, 09/07/2022(a)(b)	366,759
			568,759
UNITED KINGDOM—3.7%
GBP	200	Arqiva Broadcast Finance PLC, 6.75%, 05/30/2022(b)(c)	250,233
GBP	124	Bellis Acquisition Co. PLC, 4.50%, 02/24/2023(b)(c)	141,696
EUR	125	eG Global Finance PLC, 6.25%, 05/30/2022(b)(c)	128,763
USD	200	Ithaca Energy North Sea PLC, 9.00%, 07/15/2023(b)(c)	203,958
GBP	100	Jerrold Finco PLC, 4.88%, 05/30/2022(b)(c)	119,395
GBP	150	Phoenix Group Holdings, 6.63%, 12/18/2025(b)	203,752
USD	200	Standard Chartered PLC, (fixed rate to 04/02/2023, variable rate thereafter), 7.75%, 04/02/2023(a)(b)	205,054
GBP	100	TalkTalk Telecom Group Ltd., 3.88%, 05/30/2022(b)(c)	113,485
GBP	125	Very Group Funding PLC (The), 6.50%, 08/01/2023(b)(c)	141,856
GBP	200	Virgin Media Vendor Financing Notes III DAC, 4.88%, 07/15/2023(b)(c)	227,913
			1,736,105
UNITED STATES—32.9%
USD	169	Academy Ltd., 6.00%, 11/15/2023(b)(c)	168,577
USD	229	ACI Worldwide, Inc., 5.75%, 05/31/2022(b)(c)	231,290
USD	163	Adams Homes, Inc., 7.50%, 05/16/2022(b)(c)	158,809
USD	69	Aethon United BR LP / Aethon United Finance Corp., 8.25%, 02/15/2023(b)(c)	71,107
USD	182	Affinity Gaming, 6.88%, 12/01/2023(b)(c)	170,468
USD	70	ASP Unifrax Holdings, Inc., 5.25%, 09/30/2024(b)(c)	61,701
USD	23	ASP Unifrax Holdings, Inc., 7.50%, 09/30/2024(b)(c)	18,860
USD	98	Austin BidCo, Inc., 7.13%, 12/15/2023(b)(c)	88,200
USD	148	Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 5.38%, 03/01/2024(b)(c)	138,750
USD	314	Ball Corp., 2.88%, 05/15/2030(c)	264,043
USD	34	Ball Corp., 3.13%, 06/15/2031(c)	28,451
USD	115	Bausch Health Americas, Inc., 8.50%, 07/31/2022(b)(c)	108,821
USD	62	Bausch Health Cos., Inc., 4.88%, 06/01/2024(b)(c)	55,010
USD	74	Bausch Health Cos., Inc., 6.13%, 02/01/2024(b)(c)	71,048
USD	139	Berry Global, Inc., 4.50%, 05/31/2022(b)(c)	136,741
USD	67	Boyd Gaming Corp., 8.63%, 06/01/2022(b)(c)	69,847
USD	130	Carnival Corp., 6.00%, 11/01/2024(b)(c)	116,675
USD	95	Carnival Corp., 10.50%, 08/01/2023(b)(c)	104,500
USD	134	Catalent Pharma Solutions, Inc., 3.50%, 04/01/2025(b)(c)	116,555
USD	151	CCM Merger, Inc., 6.38%, 11/01/2022(b)(c)	150,622
USD	99	CCO Holdings LLC / CCO Holdings Capital Corp., 4.25%, 07/01/2025(b)(c)	83,437
USD	203	CCO Holdings LLC / CCO Holdings Capital Corp., 4.25%, 01/15/2028(b)(c)	161,385
USD	63	CCO Holdings LLC / CCO Holdings Capital Corp., 4.75%, 02/01/2027(b)(c)	54,138
USD	38	CCO Holdings LLC / CCO Holdings Capital Corp., 5.38%, 06/01/2024(b)(c)	36,005
USD	74	Cedar Fair LP, 5.25%, 07/15/2024(c)	70,023

Aberdeen Global Income Fund, Inc.	15

Portfolio of Investments (unaudited) (continued)

April 30, 2022

Principal Amount (000) or Shares		Description	Value (US$)
CORPORATE BONDS (continued)
UNITED STATES (continued)
USD	70	Cedar Fair LP / Canada's Wonderland Co. / Magnum Management Corp. / Millennium Op, 6.50%, 10/01/2023(c)	$70,176
USD	148	Centene Corp., 3.38%, 02/15/2025(c)	132,231
USD	23	Centene Corp., 4.25%, 12/15/2022(c)	22,310
USD	39	Centene Corp., 4.63%, 12/15/2024(c)	37,772
USD	57	ChampionX Corp., 6.38%, 05/10/2022(c)	57,475
USD	189	Cheniere Energy Partners LP, 4.50%, 10/01/2024(c)	180,967
USD	48	Cheniere Energy, Inc., 4.63%, 10/15/2023(c)	46,440
USD	151	Chesapeake Energy Corp., 6.75%, 04/15/2024(b)(c)	151,944
USD	160	Cimpress PLC, 7.00%, 05/30/2022(b)(c)	149,200
USD	192	Clean Harbors, Inc., 4.88%, 07/15/2022(b)(c)	188,160
USD	16	Clean Harbors, Inc., 5.13%, 07/15/2024(b)(c)	15,760
USD	17	Clydesdale Acquisition Holdings, Inc., 6.63%, 04/15/2025(b)(c)	16,958
USD	22	Clydesdale Acquisition Holdings, Inc., 8.75%, 04/15/2025(b)(c)	20,107
USD	104	Coinbase Global, Inc., 3.38%, 10/01/2024(b)(c)	80,749
USD	97	Coinbase Global, Inc., 3.63%, 10/01/2026(b)(c)	71,657
USD	124	Condor Merger Sub, Inc., 7.38%, 02/15/2025(b)(c)	110,943
USD	37	Consensus Cloud Solutions, Inc., 6.00%, 10/15/2023(b)(c)	35,150
USD	104	Consensus Cloud Solutions, Inc., 6.50%, 10/15/2026(b)(c)	97,760
USD	13	Consolidated Communications, Inc., 5.00%, 10/01/2023(b)(c)	10,624
USD	100	Consolidated Communications, Inc., 6.50%, 10/01/2023(b)(c)	87,134
USD	87	Cornerstone Building Brands, Inc., 6.13%, 09/15/2023(b)(c)	72,388
USD	200	CSC Holdings LLC, 5.75%, 01/15/2025(b)(c)	166,000
USD	79	Dun & Bradstreet Corp. (The), 5.00%, 12/15/2024(b)(c)	73,470
USD	81	Encompass Health Corp., 4.50%, 02/01/2023(c)	74,887
USD	37	Encompass Health Corp., 4.75%, 02/01/2025(c)	33,439
USD	108	Energy Transfer LP, (fixed rate to 05/15/2025, variable rate thereafter), 6.75%, 05/15/2025(a)	103,815
USD	68	Enviva Partners LP / Enviva Partners Finance Corp., 6.50%, 05/31/2022(b)(c)	69,289
USD	163	Ford Motor Co., 9.00%, 03/22/2025(c)	181,638
USD	243	Ford Motor Co., 9.63%, 01/22/2030(c)	297,067
USD	101	Frontier Communications Holdings LLC, 6.00%, 10/15/2024(b)(c)	87,879
USD	65	FXI Holdings, Inc., 7.88%, 05/31/2022(b)(c)	64,069
USD	45	FXI Holdings, Inc., 12.25%, 11/15/2022(b)(c)	47,925
USD	83	GCI LLC, 4.75%, 10/15/2023(b)(c)	76,982
USD	94	General Motors Financial Co., Inc., (fixed rate to 09/30/2027, variable rate thereafter), 5.75%, 09/30/2027(a)	86,481
USD	90	GLP Capital LP / GLP Financing II, Inc., 5.38%, 08/01/2023(c)	91,292
USD	223	Goodyear Tire & Rubber Co., 5.00%, 07/15/2029	198,849
USD	21	Goodyear Tire & Rubber Co., 5.25%, 07/15/2031	18,113
USD	230	Goodyear Tire & Rubber Co., 9.50%, 05/31/2022(c)	241,180
USD	407	Graphic Packaging International LLC, 3.75%, 08/01/2029(b)(c)	356,829
USD	131	Great Lakes Dredge & Dock Corp., 5.25%, 06/01/2024(b)(c)	122,485
USD	68	HCA, Inc., 5.38%, 02/01/2025	69,955
USD	154	HCA, Inc., 5.63%, 03/01/2028(c)	159,150
USD	114	HCA, Inc., 5.88%, 08/15/2025(c)	118,047
USD	125	Hess Midstream Operations LP, 4.25%, 02/15/2025(b)(c)	114,661
USD	20	Hess Midstream Operations LP, 5.50%, 10/15/2025(b)(c)	19,706
USD	57	Hess Midstream Operations LP, 5.63%, 05/31/2022(b)(c)	57,000
USD	150	Hilcorp Energy I LP / Hilcorp Finance Co., 5.75%, 02/01/2024(b)(c)	147,000
USD	296	Howmet Aerospace, Inc., 3.00%, 11/15/2028(c)	258,304
USD	76	Howmet Aerospace, Inc., 5.95%, 02/01/2037	76,803
USD	7	Howmet Aerospace, Inc., 6.88%, 04/01/2025(c)	7,402

16	Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

April 30, 2022

Principal Amount (000) or Shares		Description	Value (US$)
CORPORATE BONDS (continued)
UNITED STATES (continued)
USD	200	Hyundai Capital America, 6.38%, 01/08/2030(b)(c)	$219,152
EUR	179	International Game Technology PLC, 3.50%, 06/15/2022(b)(c)	183,445
USD	60	Iron Mountain, Inc., 4.88%, 09/15/2024(b)(c)	54,963
USD	23	Iron Mountain, Inc., 5.00%, 07/15/2023(b)(c)	21,789
USD	140	Iron Mountain, Inc., 5.25%, 12/27/2022(b)(c)	133,354
USD	65	Iron Mountain, Inc., 5.25%, 07/15/2025(b)(c)	59,575
USD	179	ITT Holdings LLC, 6.50%, 08/01/2024(b)(c)	158,415
USD	180	JPMorgan Chase & Co., (fixed rate to 11/01/2022, variable rate thereafter), 4.63%, 11/01/2022(a)	172,350
USD	280	Lennar Corp., 4.88%, 09/15/2023(c)	284,684
USD	134	LogMeIn, Inc., 5.50%, 09/01/2023(b)(c)	117,250
USD	139	Macy's Retail Holdings LLC, 5.88%, 04/01/2024(b)(c)	131,858
USD	3	Macy's Retail Holdings LLC, 5.88%, 03/15/2025(b)(c)	2,815
USD	9	Macy's Retail Holdings LLC, 6.13%, 03/15/2027(b)(c)	8,325
USD	102	MajorDrive Holdings IV LLC, 6.38%, 06/01/2024(b)(c)	80,835
USD	13	Marriott Ownership Resorts, Inc., 4.50%, 06/15/2024(b)(c)	11,440
USD	119	Marriott Ownership Resorts, Inc., 4.75%, 09/15/2022(c)	109,480
USD	48	Mauser Packaging Solutions Holding Co., 7.25%, 05/31/2022(b)(c)	45,480
USD	96	Michaels Cos Inc.(The), 5.25%, 11/01/2023(b)(c)	82,504
USD	77	Midcontinent Communications / Midcontinent Finance Corp., 5.38%, 08/15/2022(b)(c)	75,267
USD	88	Millennium Escrow Corp., 6.63%, 08/01/2023(b)(c)	81,312
USD	120	Minerva Merger Sub, Inc., 6.50%, 02/15/2025(b)(c)	110,453
USD	148	MIWD Holdco II LLC / MIWD Finance Corp., 5.50%, 02/01/2025(b)(c)	128,020
USD	181	Mozart Debt Merger Sub, Inc., 3.88%, 10/01/2024(b)(c)	158,151
USD	65	NCL Corp. Ltd., 5.88%, 02/15/2024(b)(c)	61,961
USD	69	NCL Corp. Ltd., 7.75%, 11/15/2028(b)(c)	66,930
USD	21	NCL Finance Ltd., 6.13%, 12/15/2027(b)(c)	18,900
USD	27	Netflix, Inc., 4.88%, 03/15/2030(b)(c)	26,325
USD	95	Netflix, Inc., 5.88%, 11/15/2028	97,850
USD	63	Netflix, Inc., 6.38%, 05/15/2029	66,780
USD	87	New Enterprise Stone & Lime Co., Inc., 5.25%, 07/15/2024(b)(c)	79,521
USD	71	Nielsen Finance LLC / Nielsen Finance Co., 5.63%, 10/01/2023(b)(c)	68,801
USD	66	Novelis Corp., 3.25%, 11/15/2023(b)(c)	60,222
USD	28	Novelis Corp., 3.88%, 08/15/2026(b)(c)	24,010
USD	54	Novelis Corp., 4.75%, 01/30/2025(b)(c)	49,665
USD	15	NRG Energy, Inc., 3.38%, 02/15/2024(b)(c)	12,713
USD	38	NRG Energy, Inc., 3.63%, 02/15/2026(b)(c)	31,635
USD	68	NRG Energy, Inc., 3.88%, 02/15/2027(b)(c)	56,763
USD	134	NRG Energy, Inc., 5.25%, 06/15/2024(b)(c)	126,211
USD	72	Occidental Petroleum Corp., 3.00%, 11/15/2026(c)	66,960
USD	26	Occidental Petroleum Corp., 5.50%, 09/01/2025(c)	26,455
USD	22	Occidental Petroleum Corp., 5.55%, 12/15/2025(c)	22,550
USD	115	Occidental Petroleum Corp., 6.38%, 03/01/2028(c)	120,750
USD	46	Occidental Petroleum Corp., 6.63%, 03/01/2030(c)	49,853
USD	82	Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer, 4.88%, 05/15/2024(b)(c)	75,111
USD	29	Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer, 7.50%, 06/01/2022(b)(c)	30,006
USD	200	Perrigo Finance Unlimited Co., 3.90%, 03/15/2030(c)	179,382
USD	167	Photo Holdings Merger Sub, Inc., 8.50%, 10/01/2022(b)(c)	154,475
USD	118	Post Holdings, Inc., 5.63%, 12/01/2022(b)(c)	111,569
USD	125	Qwest Capital Funding, Inc., 6.88%, 07/15/2028	117,386
USD	125	Qwest Capital Funding, Inc., 7.75%, 02/15/2031	118,750

Aberdeen Global Income Fund, Inc.	17

Portfolio of Investments (unaudited) (continued)

April 30, 2022

Principal Amount (000) or Shares		Description	Value (US$)
CORPORATE BONDS (continued)
UNITED STATES (continued)
USD	97	Rattler Midstream LP, 5.63%, 07/15/2022(b)(c)	$97,126
USD	136	Royal Caribbean Cruises Ltd., 3.70%, 12/15/2027(c)	113,873
USD	33	Royal Caribbean Cruises Ltd., 11.50%, 06/01/2022(b)(c)	35,878
USD	94	Sabre GLBL, Inc., 7.38%, 09/01/2022(b)(c)	95,076
USD	210	Sagicor Financial Co. Ltd., 5.30%, 05/13/2024(b)(c)	204,756
USD	72	Sealed Air Corp., 5.00%, 04/15/2029	71,460
USD	76	Sealed Air Corp., 6.88%, 07/15/2033(b)	83,260
USD	228	Sirius XM Radio, Inc., 5.50%, 07/01/2024(b)(c)	219,258
USD	70	Six Flags Entertainment Corp., 4.88%, 05/31/2022(b)(c)	69,720
USD	208	Six Flags Theme Parks, Inc., 7.00%, 07/01/2022(b)(c)	216,060
USD	118	Southwestern Energy Co., 4.75%, 02/01/2027(c)	111,584
USD	62	Spirit AeroSystems, Inc., 4.60%, 03/15/2028(c)	53,557
USD	96	Spirit AeroSystems, Inc., 7.50%, 05/31/2022(b)(c)	97,200
USD	145	Staples, Inc., 7.50%, 05/31/2022(b)(c)	138,475
USD	35	Staples, Inc., 10.75%, 05/31/2022(b)(c)	31,010
USD	128	Starwood Property Trust, Inc., 3.63%, 01/15/2026(b)(c)	116,800
USD	191	SunCoke Energy, Inc., 4.88%, 06/30/2024(b)(c)	171,241
USD	123	Tempur Sealy International, Inc., 3.88%, 10/15/2026(b)(c)	101,915
USD	127	Tenet Healthcare Corp., 4.63%, 05/31/2022(c)	126,655
USD	95	Tenet Healthcare Corp., 6.13%, 10/01/2023(b)(c)	91,195
USD	25	Travel & Leisure Co., 4.63%, 12/01/2029(b)(c)	22,250
USD	115	Travel + Leisure Co., 5.65%, 02/01/2024(c)	115,862
USD	108	Turning Point Brands, Inc., 5.63%, 02/15/2023(b)(c)	102,773
USD	97	Univision Communications, Inc., 6.63%, 06/01/2023(b)(c)	97,242
USD	119	USA Compression Partners LP / USA Compression Finance Corp., 6.88%, 09/01/2022(c)	116,300
USD	46	Venture Global Calcasieu Pass LLC, 3.88%, 02/15/2029(b)(c)	41,975
USD	98	Venture Global Calcasieu Pass LLC, 3.88%, 05/01/2033(b)(c)	85,265
USD	46	Venture Global Calcasieu Pass LLC, 4.13%, 02/15/2031(b)(c)	41,745
USD	65	Viking Cruises Ltd., 13.00%, 05/16/2022(b)(c)	71,136
USD	55	Vistra Operations Co. LLC, 4.38%, 05/01/2024(b)(c)	49,911
USD	123	VM Consolidated, Inc., 5.50%, 04/15/2024(b)(c)	110,078
USD	86	Western Midstream Operating LP, 5.75%, 08/01/2049(c)	75,780
USD	157	Wolverine World Wide, Inc., 4.00%, 08/15/2024(b)(c)	133,425
			15,472,977
ZAMBIA—0.5%
USD	230	First Quantum Minerals Ltd., 7.50%, 05/09/2022(b)(c)	232,826
		Total Corporate Bonds—84.9% (cost $44,326,218)	39,818,134
GOVERNMENT BONDS—44.0%
ANGOLA—1.9%
	1,000	Republic of Angola Government Bond, 9.13%, 11/26/2049(b)	881,430
ARGENTINA—1.6%
USD	422	Argentine Republic Government International Bond, 0.50%, 05/30/2022(h)	132,334
USD	71	Argentine Republic Government International Bond, 1.00%, 05/31/2022	22,849
USD	755	Argentine Republic Government International Bond, 1.13%, 05/30/2022(h)	215,404
USD	1,293	Argentine Republic Government International Bond, 1.13%, 05/30/2022(h)	374,779
USD	90	Argentine Republic Government International Bond, 2.00%, 05/30/2022(h)	32,458
			777,824

18	Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

April 30, 2022

Principal Amount (000) or Shares		Description	Value (US$)
GOVERNMENT BONDS (continued)
AUSTRALIA—4.1%
AUD	1,700	Australia Government Bond, 2.75%, 11/21/2029(b)	$1,177,067
AUD	1,100	Queensland Treasury Corp., 3.50%, 08/21/2030(b)	780,895
			1,957,962
BAHRAIN—1.6%
USD	390	Bahrain Government International Bond, 4.25%, 01/25/2028(b)	364,673
USD	229	Bahrain Government International Bond, 5.45%, 09/16/2032(b)	206,131
USD	210	Bahrain Government International Bond, 6.25%, 01/25/2051(b)	173,500
			744,304
BELARUS—0.1%
USD	200	Republic of Belarus Ministry of Finance, 5.88%, 02/24/2026(b)(k)	24,000
BRAZIL—4.6%
BRL	7,434	Brazil Notas do Tesouro Nacional, 10.00%, 01/01/2029	1,362,163
BRL	2,076	Brazil Notas do Tesouro Nacional Series F, 10.00%, 01/01/2027	390,287
USD	370	Brazilian Government International Bond, 7.13%, 01/20/2037	396,455
			2,148,905
COLOMBIA—0.3%
USD	200	Colombia Government International Bond, 5.20%, 11/15/2048(c)	150,250
DOMINICAN REPUBLIC—2.4%
USD	200	Dominican Republic International Bond, 5.50%, 12/22/2028(b)(c)	186,900
USD	1,230	Dominican Republic International Bond, 5.88%, 01/30/2060(b)	932,202
			1,119,102
ECUADOR—0.9%
USD	82	Ecuador Government International Bond, Zero Coupon, 07/31/2030(b)(d)(i)	44,250
USD	261	Ecuador Government International Bond, 0.50%, 07/31/2040(b)(d)(h)	142,000
USD	279	Ecuador Government International Bond, 5.00%, 07/31/2030(b)(d)(h)	226,318
			412,568
EGYPT—1.1%
USD	405	Egypt Government International Bond, 7.60%, 03/01/2029(b)	343,845
USD	200	Egypt Government International Bond, 7.63%, 05/29/2032(b)	155,650
			499,495
GEORGIA—0.6%
USD	306	Georgia Government International Bond, 2.75%, 04/22/2026(b)	262,360
GHANA—0.5%
USD	385	Ghana Government International Bond, 7.63%, 05/16/2029(b)(d)	242,123
INDONESIA—7.5%
USD	650	Indonesia Government International Bond, 3.50%, 01/11/2028	636,287
USD	1,180	Indonesia Government International Bond, 3.70%, 10/30/2049	997,599
USD	100	Indonesia Government International Bond, 7.75%, 01/17/2038(b)	126,825
IDR	2,600,000	Indonesia Treasury Bond, 5.63%, 05/15/2023	181,581
IDR	780,000	Indonesia Treasury Bond, 6.50%, 06/15/2025	54,773
IDR	341,000	Indonesia Treasury Bond, 7.00%, 09/15/2030	23,427
IDR	6,535,000	Indonesia Treasury Bond, 7.50%, 04/15/2040	459,798
IDR	14,800,000	Indonesia Treasury Bond, 8.13%, 05/15/2024	1,071,515
			3,551,805

Aberdeen Global Income Fund, Inc.	19

Portfolio of Investments (unaudited) (continued)

April 30, 2022

Principal Amount (000) or Shares		Description	Value (US$)
GOVERNMENT BONDS (continued)
IRAQ—1.6%
USD	375	Iraq International Bond, 5.80%, 06/13/2022(b)	$361,973
USD	400	Iraq International Bond, 6.75%, 03/09/2023(b)	399,680
			761,653
KENYA—0.7%
USD	410	Kenya Government International Bond, 8.25%, 02/28/2048(b)	313,650
MALAYSIA—1.7%
MYR	1,000	Malaysia Government Bond, 3.76%, 05/22/2040	196,568
MYR	800	Malaysia Government Bond, 3.83%, 07/05/2034	166,825
MYR	1,100	Malaysia Government Bond, 4.07%, 06/15/2050	215,672
MYR	1,100	Malaysia Government Bond, 4.23%, 06/30/2031	245,770
			824,835
MEXICO—0.6%
MXN	7,000	Mexican Bonos, 7.75%, 11/13/2042	296,764
NIGERIA—0.7%
USD	200	Nigeria Government International Bond, 7.14%, 02/23/2030(b)	170,750
USD	200	Nigeria Government International Bond, 7.63%, 11/28/2047(b)	142,016
			312,766
OMAN—1.6%
USD	770	Oman Government International Bond, 7.00%, 01/25/2051(b)	739,585
PERU—0.7%
PEN	1,350	Peruvian Government International Bond, 6.90%, 08/12/2037(b)	311,187
QATAR—1.2%
USD	576	Qatar Government International Bond, 4.40%, 04/16/2050(b)	583,283
RUSSIA—0.3%
RUB	57,000	Russian Federal Bond—OFZ, 7.05%, 01/19/2028(k)	–
RUB	26,000	Russian Federal Bond—OFZ, 7.70%, 03/23/2033(k)	–
USD	800	Russian Foreign Bond—Eurobond, 4.75%, 05/27/2026(b)(k)	160,000
			160,000
RWANDA—0.7%
USD	400	Rwanda International Government Bond, 5.50%, 08/09/2031(b)	354,500
SAUDI ARABIA—0.9%
USD	410	Saudi Government International Bond, 4.38%, 04/16/2029(b)	426,179
SOUTH AFRICA—2.6%
ZAR	23,221	Republic of South Africa Government Bond, 9.00%, 01/31/2040	1,242,881
TURKEY—1.8%
USD	304	Turkey Government International Bond, 4.88%, 10/09/2026	267,877
USD	630	Turkey Government International Bond, 6.00%, 03/25/2027	573,082
			840,959
UKRAINE—0.4%
UAH	9,500	Ukraine Government Bond, JPMorgan Chase Bank Credit Linked Note, 11.67%, 11/27/2023(b)(k)	193,870

20	Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

April 30, 2022

Principal Amount (000) or Shares		Description	Value (US$)
GOVERNMENT BONDS (continued)
URUGUAY—0.9%
USD	146	Uruguay Government International Bond, 7.63%, 03/21/2036(d)	$190,739
USD	165	Uruguay Government International Bond, 7.88%, 01/15/2033	212,782
			403,521
UZBEKISTAN—0.4%
USD	252	Republic of Uzbekistan International Bond, 3.70%, 11/25/2030(b)	205,380
		Total Government Bonds—43.6% (cost $25,894,733)	20,743,141
WARRANTS—0.0%
BRAZIL—0.0%
BRL	61,465	OAS S.A.(j)(k)(l)	–
UNITED STATES—0.0%
BRL	73,666	DELCO, Series A(j)(k)(l)	–
		Total Warrants— –% (cost $419,998)	–
SHORT-TERM INVESTMENT—9.2%
UNITED STATES—9.2%
USD	4,340,995	State Street Institutional U.S. Government Money Market Fund, Premier Class, 0.29%(m)	4,340,995
		Total Short-Term Investment—9.2% (cost $4,340,995)	4,340,995
		Total Investments—137.7% (cost $74,981,944)(n)	64,902,270
		Liabilities in Excess of Other Assets—(37.7)%	(17,783,944)
		Net Assets—100.0%	$47,118,326

(a)	Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely. The maturity date presented for these instruments represents the next call/put date.

(b)	Denotes a restricted security.

(c)	The maturity date presented for these instruments represents the next call/put date.

(d)	Sinkable security.

(e)	Security is in default.

(f)	Variable Rate Instrument. The rate shown is based on the latest available information as of April 30, 2022. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(g)	Payment-in-kind. This is a type of bond that pays interest in additional bonds rather than in cash.

(h)	Indicates a stepped coupon bond. This bond was issued with a low coupon that gradually increases over the life of the bond.

(i)	Issued with a zero coupon.

(j)	Level 3 security. See Note 2(a) of the accompanying Notes to Financial Statements.

(k)	Illiquid security.

(l)	Non-Income Producing Security.

(m)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2022.

(n)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

AUD—Australian Dollar BRL—Brazilian Real CNY—Chinese Yuan Renminbi EUR—Euro Currency GBP—British Pound Sterling IDR—Indonesian Rupiah	INR—Indian Rupee KRW—South Korean Won MXN—Mexican Peso MYR—Malaysian Ringgit PEN—Peruvian Sol PHP—Philippine Peso	RUB—Russian Ruble SGD—Singapore Dollar THB—Thai Baht UAH—Ukraine hryvna USD—U.S. Dollar ZAR—South African Rand

Aberdeen Global Income Fund, Inc.	21

Portfolio of Investments (unaudited) (continued)

April 30, 2022

At April 30, 2022, the Fund's open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar/United States Dollar
06/24/2022	UBS AG	AUD	6,145,931	USD	4,567,127	$ 4,346,372	$(220,755)
Brazilian Real/United States Dollar
05/24/2022	UBS AG	BRL	3,922,000	USD	763,666	787,965	24,299
British Pound/United States Dollar
05/31/2022	JPMorgan Chase Bank N.A.	GBP	30,000	USD	37,339	37,722	383
Chinese Renminbi/United States Dollar
06/14/2022	Royal Bank of Canada	CNY	24,193,560	USD	3,798,683	3,646,618	(152,065)
Euro/United States Dollar
07/14/2022	Deutsche Bank AG	EUR	391,000	USD	426,591	413,958	(12,633)
Philippine Peso/United States Dollar
05/16/2022	Citibank N.A.	PHP	72,595,500	USD	1,406,672	1,383,968	(22,704)
Singapore Dollar/United States Dollar
06/15/2022	Royal Bank of Canada	SGD	4,250,000	USD	3,112,078	3,073,060	(39,018)
South Korean Won/United States Dollar
05/23/2022	Citibank N.A.	KRW	3,896,568,000	USD	3,266,933	3,085,731	(181,202)
Thai Baht/United States Dollar
06/10/2022	Citibank N.A.	THB	64,050,000	USD	1,930,808	1,871,081	(59,727)
						$18,646,475	$(663,422)

Sale Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Brazilian Real
05/24/2022	Deutsche Bank AG	USD	732,024	BRL	3,922,000	$ 787,965	$ (55,941)
05/24/2022	UBS AG	USD	1,881,593	BRL	8,939,000	1,795,926	85,667
United States Dollar/British Pound
05/31/2022	Royal Bank of Canada	USD	1,564,558	GBP	1,198,000	1,506,380	58,178
United States Dollar/Euro
05/31/2022	Citibank N.A.	USD	3,201,892	EUR	2,941,000	3,106,171	95,721
05/31/2022	Royal Bank of Canada	USD	327,266	EUR	303,000	320,017	7,249
07/14/2022	Citibank N.A.	USD	582,205	EUR	529,000	560,060	22,145
United States Dollar/Indonesian Rupiah
05/12/2022	UBS AG	USD	206,208	IDR	2,964,000,000	204,398	1,810
United States Dollar/MXN
07/14/2022	UBS AG	USD	535,787	MXN	10,784,000	521,283	14,504
United States Dollar/South African Rand
07/14/2022	Citibank N.A.	USD	39,482	ZAR	581,000	$ 36,512	$ 2,970
						$8,838,712	$ 232,303
Total unrealized appreciation on open forward foreign currency exchange contracts							$ 312,926
Total unrealized depreciation on open forward foreign currency exchange contracts							$ (744,045)

*  Certain contracts with different trade dates and like characteristics have been shown net.

22	Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (concluded)

April 30, 2022

At April 30, 2022, the Fund held the following centrally cleared interest rate swaps:

Currency	Notional Amount	Expiration Date	Counterparty	Receive (Pay) Floating Rate	Floating Rate Index	Fixed Rate	Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)	Value
USD	100,000	11/04/2024	Citibank	Receive	3-month LIBOR	2.44%	$ –	$ 421	$ 421
USD	1,000,000	06/10/2027	Citibank	Receive	3-month LIBOR	0.70%	–	106,987	106,987
USD	13,500,000	10/25/2027	Citibank	Receive	3-month LIBOR	2.36%	–	285,765	285,765
USD	700,000	07/23/2029	Citibank	Receive	3-month LIBOR	1.97%	–	43,252	43,252
USD	2,000,000	04/22/2030	Citibank	Receive	3-month LIBOR	0.70%	–	319,004	319,004
USD	1,000,000	05/06/2030	Citibank	Receive	3-month LIBOR	0.62%	(475)	167,338	166,864
USD	800,000	06/02/2031	Citibank	Receive	3-month LIBOR	0.71%	(53,784)	196,564	142,779
							$(54,259)	$1,119,331	$1,065,072

See accompanying Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.	23

Statement of Assets and Liabilities (unaudited)

As of April 30, 2022

Assets
Investments, at value (cost $74,981,944)	$ 64,902,270
Cash at broker for interest rate swaps	435,511
Foreign currency, at value (cost $340,568)	319,610
Cash	78,272
Cash at broker for forward foreign currency contracts	300,000
Interest and dividends receivable	1,082,192
Unrealized appreciation on forward foreign currency exchange contracts	312,926
Receivable for investments sold	286,625
Receivable for common shares sold	70,092
Variation margin receivable for centrally cleared interest rate swap contracts	72,227
Prepaid expenses in connection with the at-the-market stock offering (Note 5)	207,263
Prepaid expenses in connection with the shelf registration (Note 5)	63,836
Prepaid expenses in connection with revolving credit facility (Note 7)	46,291
Prepaid expenses	228
Total assets	68,177,343
Liabilities
Revolving credit facility payable (Note 7)	19,100,000
Payable for investments purchased	787,732
Unrealized depreciation on forward foreign currency exchange contracts	744,045
Cash due to broker for forward foreign currency contracts	140,000
Director fees payable	59,500
Investment management fees payable (Note 3)	43,329
Interest payable on bank loan	19,684
Investor relations fees payable (Note 3)	10,261
Administration fees payable (Note 3)	8,332
Deferred foreign capital gains tax	3,141
Other accrued expenses	142,993
Total liabilities	21,059,017

Net Assets	$ 47,118,326
Composition of Net Assets:
Common stock (par value $.001 per share) (Note 5)	$9,586
Paid-in capital in excess of par	66,847,169
Distributable accumulated loss	(19,738,429)
Net Assets	$ 47,118,326
Net asset value per share based on 9,586,475 shares issued and outstanding	$ 4.92	(a)

(a)  The NAV shown above differs from the traded NAV on April 30, 2022 due to financial statement rounding and/or financial statement adjustments.

See Notes to Financial Statements.

24	Aberdeen Global Income Fund, Inc.

Statement of Operations (unaudited)

For the Six-Month Period Ended April 30, 2022

Net Investment Income:
Income
Interest and amortization of discount and premium (net of foreign withholding taxes of $14,029)	$2,038,379
Total Investment Income	2,038,379
Expenses:
Investment management fee (Note 3)	237,448
Director fees and expenses	118,584
Administration fee (Note 3)	45,663
Bank loan fees and expenses	45,190
Independent auditors' fees and expenses	41,474
Investor relations fees and expenses (Note 3)	27,357
Reports to shareholders and proxy solicitation	22,059
Transfer agent's fees and expenses	14,006
Custodian fees and expenses	10,175
Legal fees and expenses	4,838
Insurance expense	2,920
Miscellaneous	17,531
Total operating expenses, excluding interest expense	587,245
Interest expense (Note 7)	135,234
Total operating expenses before reimbursed/waived expenses	722,479
Less: Investor relations fee waiver (Note 3)	(14,353)
Net operating expenses	708,126

Net Investment Income	1,330,253
Net Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:
Net realized gain/(loss) from:
Investment transactions (including $0 capital gains tax)	(2,613,973)
Interest rate swaps	42,152
Forward foreign currency exchange contracts	329,700
Foreign currency transactions	(96,717)
(2,338,838)
Net change in unrealized appreciation/(depreciation) on:
Investments (including change in deferred capital gains tax of $6,429)	(9,024,209)
Interest rate swaps	1,585,313
Forward foreign currency exchange rate contracts	(542,217)
Foreign currency translation	(652,067)
(8,633,180)
Net (loss) from investments and interest rate swaps	(10,972,018)
Net Decrease in Net Assets Resulting from Operations	$(9,641,765)

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.	25

Statement of Changes in Net Assets

	For the Six-Month Period Ended April 30, 2022 (unaudited)	For the Year Ended October 31, 2021
Increase/(Decrease) in Net Assets:
Operations:
Net investment income	$1,330,253	$2,690,299
Net realized gain/(loss) from investments, interest rate swaps and futures contracts	(2,571,821)	287,992
Net realized gain/(loss) from foreign currency transactions	232,983	(346,352)
Net change in unrealized appreciation/(depreciation) on investments and interest rate swaps	(7,438,896)	1,218,898
Net change in unrealized appreciation/(depreciation) on foreign currency translation	(1,194,284)	954,024
Net increase/(decrease) in net assets resulting from operations	(9,641,765)	4,804,861
Distributions to Shareholders From:
Distributable earnings	(3,861,181)	(1,828,954)
Tax return of capital	–	(5,515,678)
Net decrease in net assets from distributions	(3,861,181)	(7,344,632)
Proceeds from at the market stock offering resulting in the issuance of 712,970 and 116,834 shares of common stock, respectively (Note 5)	4,933,427	934,799
Expenses in connection with the at-the-market stock offering (Note 5)	(38,209)	(3,372)
Expenses in connection with the shelf offering (Note 5)	(7,204)	(1,252)
Reinvestment of dividends resulting in the issuance of 10,324 and 15,401 shares of common stock, respectively	67,157	127,348
Change in net assets from capital transactions	4,955,171	1,057,523
Change in net assets resulting from operations	(8,547,775)	(1,482,248)
Net Assets:
Beginning of period	55,666,101	57,148,349
End of period	$47,118,326	$55,666,101

See Notes to Financial Statements.

26	Aberdeen Global Income Fund, Inc.

Statement of Cash Flows (unaudited)

For the Six-Months Ended April 30, 2022

Cash Flows from Operating Activities
Net decrease in net assets resulting from operations	$(9,641,765)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Investments purchased	(13,739,993)
Investments sold and principal repayments	14,915,159
Increase in short-term investments, excluding foreign government securities	(2,499,161)
Net amortization/accretion of premium (discount)	28,424
Increase in receivable for common shares sold	(59,256)
Increase in cash at broker for forward foreign currency exchange contracts	130,000
Decrease in interest and dividends receivable	15,497
Net change unrealized (appreciation) depreciation on forward foreign currency exchange contracts	542,217
Increase in prepaid expenses	(129,776)
Increase in interest payable on bank loan	1,653
Decrease in accrued investment management fees payable	(7,878)
Increase in other accrued expenses	62,127
Net change in unrealized depreciation from investments	9,024,209
Net change in unrealized depreciation from foreign currency translations	652,067
Net realized loss on investment transactions	2,613,973
Net cash provided by operating activities	1,907,497
Cash Flows from Financing Activities
Decrease in payable due to custodian	(41,532)
Decrease in bank loan payable	(2,800,000)
Distributions paid to shareholders	(3,861,181)
Proceeds from stock offering	4,888,014
Proceeds from reinvestment of dividends	67,157
Net cash paid (received) for swap contracts	(110,630)
Net cash used in financing activities	$(1,858,172)
Effect of exchange rate on cash	(1,974)
Net change in cash	47,351
Unrestricted and restricted cash and foreign currency, beginning of period	1,086,042
Unrestricted and restricted cash and foreign currency, end of period	$1,133,393
Supplemental disclosure of cash flow information:
Cash paid for interest and fees on borrowings:	$133,581

Aberdeen Global Income Fund, Inc.	27

Statement of Cash Flows (unaudited) (concluded)

For the Six-Months Ended April 30, 2022

Reconciliation of unrestricted and restricted cash to the statements of assets and liabilities

	Six-Month Period Ended	Year Ended
	April 30, 2022	October 31, 2021
Cash	$ 78,272	$ –
Foreign currency, at value	319,610	263,242
Cash at broker for interest rate swaps	435,511	792,800
Cash at broker for forward foreign currency contracts	300,000	30,000
	$ 1,133,393	$1,086,042

Amounts listed as "–" are $0 or round to $0.

See Notes to Financial Statements.

28	Aberdeen Global Income Fund, Inc.

Financial Highlights

	For the Six-Month Period Ended April 30, 2022		For the Fiscal Years Ended October 31,
	(unaudited)		2021	2020	2019	2018	2017
PER SHARE OPERATING PERFORMANCE(a):
Net asset value per common share, beginning of period	$6.28		$6.55	$7.83	$7.99	$9.17	$9.22
Net investment income	0.15		0.31	0.32	0.35	0.44	0.47
Net realized and unrealized gains/(losses) on investments, interest rate swaps, futures contracts and foreign currency transactions	(1.19)		0.22	(0.76)	0.33	(0.78)	0.32
Total from investment operations applicable to common shareholders	(1.04)		0.53	(0.44)	0.68	(0.34)	0.79
Distributions to common shareholders from:
Net investment income	(0.42)		(0.21)	(0.17)	(0.36)	(0.16)	(0.14)
Tax return of capital	–		(0.63)	(0.67)	(0.48)	(0.68)	(0.70)
Total distributions	(0.42)		(0.84)	(0.84)	(0.84)	(0.84)	(0.84)
Capital Share Transactions:
Impact of shelf offering	0.10		0.04	–	–	–	–
Net asset value per common share, end of period	$4.92		$6.28	$6.55	$7.83	$7.99	$9.17
Market value, end of period	$5.96		$8.35	$6.80	$8.41	$8.22	$8.96
Total Investment Return Based on(b):
Market value	(23.89%	)	36.38%	(8.35% )	13.46%	1.27%	16.74%
Net asset value	(16.47%	)(c)	6.49%	(5.18% )	8.68%	(3.81% )	9.63%
Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data:
Net assets applicable to common shareholders, end of period (000 omitted)	$47,118		$55,666	$57,148	$68,335	$69,693	$79,995
Average net assets applicable to common shareholders (000 omitted)	$52,447		$58,918	$60,738	$69,229	$76,372	$79,658
Net operating expenses, net of fee waivers	2.72%	(d)	2.62%	2.89%	3.45%	3.03%	2.77%
Net operating expenses, excluding fee waivers	2.78%	(d)	2.66%	2.93%	3.46%	3.06%	2.78%
Net operating expenses, excluding interest expense, net of fee waivers	2.20%	(d)	2.19%	2.11%	2.04%	1.89%	1.98%
Net investment income	5.11%	(d)	4.57%	4.63%	4.47%	5.04%	5.18%
Portfolio turnover	20%	(e)	44%	75%	59%	45%	95%
Senior securities (loan facility) outstanding (000 omitted)	$19,100		$21,900	$20,300	$29,300	$28,600	$31,500
Asset coverage ratio on revolving credit facility at period end	347%		354%	382%	333%	344%	354%
Asset coverage per $1,000 on revolving credit facility at period end(f)	$3,467		$3,542	$3,815	$3,332	$3,437	$3,540

(a)	Based on average shares outstanding.
(b)	Total investment return based on market value is calculated assuming that shares of the Fund's common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund's dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund's net asset value is substituted for the closing market value.

Aberdeen Global Income Fund, Inc.	29

Financial Highlights (concluded)

(c)	The total return shown above includes the impact of financial statement adjustments to the NAV per share.
(d)	Annualized.
(e)	Not annualized.
(f)	Asset coverage ratio is calculated by dividing net assets plus the amount of any borrowings for investment purposes by the amount of any borrowings.

Amounts listed as "–" are $0 or round to $0.

See Notes to Financial Statements.

30	Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited)

April 30, 2022

1. Organization

Aberdeen Global Income Fund, Inc. (the “Fund”) was incorporated in Maryland on June 28, 1991, as a closed-end, non-diversified management investment company. The Fund’s principal investment objective is to provide high current income by investing primarily in fixed income securities. As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its principal investment objective. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt securities. This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Fund’s Board upon 60 days’ prior written notice to shareholders. The Fund’s investments are divided into three categories: Developed Markets, Investment Grade Developing Markets and Sub- Investment Grade Developing Markets. “Developed Markets” are those countries contained in the FTSE World Government Bond Index, New Zealand, Luxembourg and the Hong Kong Special Administrative Region. As of October 31, 2021, securities of the following countries comprised the FTSE World Government Bond Index: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Israel, Italy, Japan, Malaysia, Mexico, Netherlands, Norway, Poland, Singapore, Spain, Sweden, the United Kingdom and the United States. “Investment Grade Developing Markets” are those countries whose sovereign debt is rated not less than Baa3 by Moody’s Investors Services Inc. (“Moody’s”) or BBB- by S&P Global Ratings (“S&P”) or comparably rated by another appropriate nationally or internationally recognized ratings agency. As of October 31, 2021, “Investment Grade Developing Markets” are comprised of the following countries: Andorra, Aruba, Bermuda, Botswana, Bulgaria, Cayman Islands, Chile, China, Colombia, Croatia, Curacao, Cyprus, Czech Republic, Estonia, Hungary, Iceland, India, Indonesia, Ireland, Isle of Man, Jersey, Kazakhstan, Kuwait, Latvia, Liechtenstein, Lithuania, Luxembourg, Macao, Malta, Mauritius, Montserrat, Panama, Peru, Philippines, Portugal, Qatar, Republic of Korea (South Korea), Romania, Russia, Saudi Arabia, Slovakia, Slovenia, Switzerland, Taiwan, Thailand, Trinidad & Tobago, United Arab Emirates and Uruguay. “Sub-Investment Grade Developing Markets” are those countries that are not Developed Markets or Investment Grade Developing Markets. Under normal circumstances, at least 60% of the Fund’s total assets are invested in fixed income securities of issuers in Developed Markets or Investment Grade Developing Markets, whether or not denominated in the currency of such country; provided, however, that the Fund invests at least 40% of its total assets in fixed income securities of issuers in Developed Markets. The Fund may invest up to 40% of its total assets in fixed income securities of issuers in Sub- Investment Grade Developing Markets, whether or not denominated in the currency of such country. Fixed income securities of issuers in

Sub-Investment Grade Developing Markets may be rated below investment grade, as described below, at the time of investment (sometimes referred to as “junk bonds”). Below investment grade securities are considered to be speculative with respect to the issuer’s ability to pay interest and principal when due. There can be no assurance that the Fund will achieve its investment objectives. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, country or region.

2. Summary of Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to generally accepted accounting principles (“GAAP”) in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars and the U.S. Dollar is used as both the functional and reporting currency.

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. "Fair value" is defined in the Fund's Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including

Aberdeen Global Income Fund, Inc.	31

Notes to Financial Statements (unaudited) (continued)

April 30, 2022

assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument's level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

Long-term debt and other fixed-income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider approved by the Board. If there are no current day bids, the security is valued at the previously applied bid. Pricing services generally price debt securities assuming orderly transactions of an institutional "round lot" size and the strategies employed by the Fund's investment manager generally trade in round lot sizes. In certain circumstances, some trades may occur in smaller "odd lot" sizes which may be effected at lower, or higher, prices than institutional round lot trades. Short-term debt securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service, or on the basis of amortized cost, if it represents the best approximation of fair value. Debt and other fixed-income securities are generally determined to be Level 2 investments.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund; which has elected to qualify as a

"government money market fund" pursuant to Rule 2a-7 under the 1940 Act, and has an objective, which is not guaranteed, to maintain a $1.00 per share net asset value ("NAV"). Generally, these investment types are categorized as Level 1 investments.

Derivatives are valued at fair value. Exchange traded derivatives are generally Level 1 investments and over-the-counter and centrally cleared derivatives are generally Level 2 investments. Forward foreign currency contracts are generally valued based on the bid price of the forward rates and the current spot rate. Forward exchange rate quotations are available for scheduled settlement dates, such as 1-, 3-, 6-, 9-, and 12-month periods. An interpolated valuation is derived based on the actual settlement dates of the forward contracts held. Interest rate swaps are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows).

In the event that a security's market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Fund's Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. Under normal circumstances the Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). A security that has been fair valued by the Fund's Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs. The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

A summary of standard inputs is listed below:

Security Type	Standard Inputs
Debt and other fixed-income securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, credit quality, yield, and maturity.
Forward foreign currency contracts	Forward exchange rate quotations.
Swap agreements	Market information pertaining to the underlying reference assets, i.e., credit spreads, credit event probabilities, fair values, forward rates, and volatility measures.

32	Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2022

The following is a summary of the inputs used as of April 30, 2022 in valuing the Fund's investments and other financial instruments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1 – Quoted Prices ($)	Level 2 – Other Significant Observable Inputs ($)	Level 3 – Significant Unobservable Inputs ($)	Total ($)
Investments in Securities
Fixed Income Investments
Corporate Bonds	$–	$40,012,004	$–	$40,012,004
Government Bonds	–	20,549,271	–	20,549,271
Total Fixed Income Investments	–	60,561,275	–	60,561,275
Short-Term Investment	4,340,995	–	–	4,340,995
Total Investments	$4,340,995	$60,561,275	$–	$64,902,270
Other Financial Instruments
Centrally Cleared Interest Rate Swap Agreements	$–	$1,279,716	$–	$1,279,716
Forward Foreign Currency Exchange Contracts	–	312,926	–	312,926
Total Other Financial Instruments	$–	$1,592,642	$–	$1,592,642
Total Assets	$4,340,995	$62,153,917	$0	$66,494,912
Liabilities
Other Financial Instruments
Centrally Cleared Interest Rate Swap Agreements	$–	$(160,385)	$–	$(160,385)
Forward Foreign Currency Exchange Contracts	–	(744,045)	–	(744,045)
Total Liabilities – Other Financial Instruments	$–	$(904,430)	$–	$(904,430)

Amounts listed as "–" are $0 or round to $0.

During the six-month period ended April 30, 2022, there have been no transfers between levels and no significant changes to the fair valuation methodologies. The Fund held no Level 3 investments during the six-month period ended April 30, 2022 and accordingly, a reconciliation of Level 3 assets for the period ended April 30, 2022 is not presented. The valuation technique used at April 30, 2022 was fair valuation at zero pursuant to procedures approved by the Fund’s Board of Directors.

b. Restricted Securities:

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended. Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Fund, but resale of such securities in the U.S. is permitted only in limited circumstances.

c. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)   market value of investment securities, other assets and liabilities – at the current daily rates of exchange at the Valuation Time; and

(ii)  purchases and sales of investment securities, income and expenses – at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund isolates that portion of the results of operations arising from changes in the foreign exchange rates due to the fluctuations in the market prices of the securities held at the end of the reporting period.

Aberdeen Global Income Fund, Inc.	33

Notes to Financial Statements (unaudited) (continued)

April 30, 2022

Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.

Net exchange gain/(loss) is realized from sales and maturities of portfolio securities, sales of foreign currencies, settlement of securities transactions, dividends, interest and foreign withholding taxes recorded on the Fund’s books. Net unrealized foreign exchange appreciation/(depreciation) includes changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

d. Derivative Financial Instruments:

The Fund is authorized to use derivatives to manage currency risk, credit risk and interest rate risk and to replicate or use as a substitute for physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts:

A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are used to manage the Fund’s currency exposure. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to a particular benchmark or index. The use of forward contracts allows for the separation of investment decision-making between foreign exchange holdings and their currencies. The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. Forward contracts’ prices are received daily from an independent pricing provider. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statement of Operations. During the six-month period ended April 30, 2022, the Fund used forward contracts to hedge its currency exposure.

While the Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain risks. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Fund’s portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving a complete hedge, which will expose the Fund to the risk of foreign exchange loss.

Forward contracts are subject to the risk that a counterparty to a forward contract may default on its obligations. Since a forward contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the market price at the time of default.

Swaps:

A swap is an agreement that obligates two parties to exchange a series of cash flows and/or meet certain obligations at specified intervals based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) or the occurrence of a credit event with respect to an underlying reference obligation (in the case of a credit default swap) for a specified amount of an underlying asset or notional principal amount. The Fund will enter into swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the amount of the difference between the two payments. Except for currency swaps and credit default swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination of the transaction.

Traditionally, swaps were customized, privately negotiated agreements executed between two parties (“OTC Swaps”) but since 2013, certain swaps are required to be cleared pursuant to rules and regulations related to the Dodd–Frank Wall Street Reform and Consumer Protection Act (“Dodd Frank”) and/or Regulation (EU) No 648/2012 on OTC Derivatives, Central Counterparties and Trade Repositories (“EMIR”) (“Cleared Swaps”). Like OTC Swaps, Cleared Swaps are negotiated

34	Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2022

bilaterally. Unlike OTC Swaps, the act of clearing results in two swaps executed between each of the parties and a central counterparty (“CCP”), and thus the counterparty credit exposure of the parties is to the CCP rather than to one another. Upon entering into a Cleared Swap, the Fund is required to pledge an amount of cash and/or other assets equal to a certain percentage of the contract amount. This payment is known as “initial margin”. Subsequent payments, known as “variation margin,” are calculated each day, depending on the daily fluctuations in the fair value/ market value of the underlying assets. An unrealized gain or loss equal to the variation margin is recognized on a daily basis. When the contract matures or is terminated, the gain or loss is realized and is presented in the Statements of Operations as a net realized gain or loss on swap contracts. As of March 2017, the Fund may be required to provide variation and/or initial margin for OTC Swaps pursuant to further rules and regulations related to Dodd Frank and EMIR. The margin requirements associated with OTC Swaps and Cleared Swaps may not be the same.

The rights and obligations of the parties to a swap are memorialized in either an International Swap Dealers Association, Inc. Master Agreement (“ISDA”) for OTC Swaps or a futures agreement with an OTC addendum for Cleared Swaps (“Clearing Agreement”). These agreements are with certain counterparties whose creditworthiness is monitored on an ongoing basis by risk professionals. Both the ISDA and Clearing Agreement maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of default or termination by one party may give the other party the right to terminate and settle all of its contracts.

Entering into swap agreements involves, to varying degrees, elements of credit, market and interest risk in excess of the amounts reported on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. The Fund's maximum risk of loss from counterparty risk related to swaps is the fair value of the contract. This risk is mitigated by the posting of collateral by the counterparties to the Fund to cover the Fund’s exposure to the counterparty.

Interest Rate Swaps:

The Fund uses interest rate swap contracts to manage its exposure to interest rates. Interest rate swap contracts typically represent the exchange between the Fund and a counterparty of respective commitments to make variable rate and fixed rate payments with respect to a notional amount of principal. Interest rate swap contracts may have a term that is greater than one year, but typically require periodic interim settlement in cash, at which time the specified value of the variable interest rate is reset for the next settlement period. Net payments of interest are recorded as realized gains or losses. During the period that the swap contract is open, the contract is marked-to-market as the net amount due to or from the Fund and changes in the value of swap contracts are recorded as unrealized gains or losses. During the six-month period ended April 30, 2022, the Fund used interest rate swaps to hedge the interest rate risk on the Fund's Revolving Credit Facility (as defined below).

Summary of Derivative Instruments:

The Fund may use derivatives for various purposes as noted above. The following is a summary of the fair value of derivative instruments, not accounted for as hedging instruments, as of April 30, 2022:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted For as Hedging Instruments and Risk Exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate swaps* (interest rate risk)	Unrealized appreciation on receivable for centrally cleared interest rate swaps	$1,279,716	Unrealized depreciation payable for centrally cleared interest rate swaps	$160,385
Forward foreign currency exchange contracts (foreign exchange risk)	Unrealized appreciation on forward foreign currency exchange contracts	$312,926	Unrealized depreciation on forward foreign currency exchange contracts	$744,045
Total		$1,592,642		$904,430

*	The values shown reflect unrealized appreciation/(depreciation) and the values shown in the Statement of Assets and Liabilities reflects variation margin.

Amounts listed as "–" are $0 or round to $0.

Aberdeen Global Income Fund, Inc.	35

Notes to Financial Statements (unaudited) (continued)

April 30, 2022

The Fund has transactions that may be subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities as of April 30, 2022 to the net amounts by broker and derivative type, including any collateral received or pledged, is included in the following tables:

		Gross Amounts Not Offset in Statement of Assets & Liabilities				Gross Amounts Not Offset in Statement of Assets and Liabilities
Description	Gross Amounts of Assets Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Received(1)	Net Amount(3)	Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged(1)	Net Amount(3)
	Assets				Liabilities
Forward foreign currency(2)
Citibank N.A.	$120,836	$(120,836)	$–	$–	$263,633	$(120,836)	$(142,797)	$–
Deutsche Bank AG	–	–	–	–	68,574	–	(60,000)	8,574
JPMorgan Chase Bank N.A.	383	–	–	383	–	–	–	–
Royal Bank of Canada	65,427	(65,427)	–	–	191,083	(65,427)	–	125,656
UBS AG	126,280	(126,280)	–	–	220,755	(126,280)	–	94,475

(1)	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
(2)	Includes financial instruments (swaps and forwards) which are not subject to a master netting arrangement across funds, or other another similar arrangement.
(3)	Net amounts represent the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master netting arrangements with the same legal entity.

The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2022:

Derivatives Not Accounted For as Hedging Instruments	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ (Depreciation) on Derivatives
Interest rate swaps (interest rate risk)	Realized/Unrealized Gain/(Loss) from Investments, Interest Rate Swaps, Futures Contracts and Foreign Currencies	$42,152	$1,585,313
Forward foreign currency exchange contracts (foreign exchange risk)		$329,700	$(542,217)
Total		$371,852	$1,043,096

36	Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2022

Information about derivatives reflected as of the date of this report is generally indicative of the type of activity for the six-month period ended April 30, 2022. The table below summarizes the weighted average values of derivatives holdings for the Fund during the six-month period ended April 30, 2022.

Derivative	Average Notional Value
Purchase Forward Foreign Currency Contracts	$19,731,866
Sale Forward Foreign Currency Contracts	8,341,757
Interest Rate Swap Contracts	22,300,000

e. Bank Loans:

The Fund may invest in bank loans. Bank loans include floating and fixed-rate debt obligations. Floating rate loans are debt obligations issued by companies or other entities with floating interest rates that reset periodically. Bank loans may include, but are not limited to, term loans, delayed funding loans, bridge loans and revolving credit facilities. Loan interest will primarily take the form of assignments purchased in the primary or secondary market but may include participations. Floating rate loans are secured by specific collateral of the borrower and are senior to most other securities of the borrower (e.g., common stock or debt instruments) in the event of bankruptcy. Floating rate loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancings. Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Floating rate loans may be acquired directly through the agent, as an assignment from another lender who holds a direct interest in the floating rate loan, or as a participation interest in another lender's portion of the floating rate loan.

The Fund may also enter into, or acquire participation in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowings in which the Fund agrees to make loans up to a maximum amount upon demand by the borrowing issuer for a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrowing issuer repays the loan, an amount equal to the repayment is again made available to the borrowing issuer under the facility. The borrowing issuer may at any time borrow and repay amounts so long as, in the aggregate, at any given time the amount borrowed does not exceed the maximum amount established by the loan agreement. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest.

See "Bank Loan Risk" under "Portfolio Investment Risks" for information regarding the risks associated with an investment in bank loans.

f. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and foreign currency transactions are calculated on the identified cost basis. Interest income and expenses are recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized on an effective yield basis over the estimated lives of the respective securities.

g. Distributions:

The Fund has a managed distribution policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized short-term capital gains, net realized long-term capital gains and return of capital distributions, if necessary, on a monthly basis. The managed distribution policy is subject to regular review by the Board. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies and loss deferrals.

h. Federal Income Taxes:

The Fund intends to continue to qualify as a "regulated investment company" by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, (the "Code"), and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund's U.S. federal and state tax returns for each of the most recent four fiscal years up to the most recent fiscal year ended October 31, 2021 are subject to such review.

i. Foreign Withholding Tax:

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under

Aberdeen Global Income Fund, Inc.	37

Notes to Financial Statements (unaudited) (continued)

April 30, 2022

the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

In addition, when the Fund sells securities within certain countries in which it invests, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Fund accrues deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued, if any, is reported on the Statement of Assets and Liabilities.

j. Cash Flow Information:

The Fund invests in securities and distributes dividends from net investment income and net realized gains on investment and currency transactions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash includes domestic and foreign currency as well as cash in segregated accounts for financial futures, swaps, and forward contracts which has been designated as collateral.

k. Payment-In-Kind:

The Fund may invest in the open market or receive pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income. PIK interest income is reflected as non-cash income on the Statement of Operations.

l. Rights Issues and Warrants:

Rights issues give the right, normally to existing stockholders, to buy a proportional number of additional securities at a given price (generally at a discount) within a fixed period (generally a short-term period) and are offered at the company’s discretion. Warrants are securities that give the holder the right to buy common stock at a specified price for a specified period of time. Rights issues and warrants are speculative and have no value if they are not exercised before the expiration date. Rights issues and warrants are valued at the last sale price on the exchange on which they are traded.

3. Agreements and Transactions with Affiliates

a. Investment Manager, Investment Sub-Adviser and Fund Administrator:

abrdn Asia Limited (“abrdn Asia” or the “Investment Manager”), formerly Aberdeen Standard Investments (Asia) Limited, serves as investment manager to the Fund, pursuant to a management agreement (the “Management Agreement”). Aberdeen Asset Managers Limited (“AAML” or the “Sub-Adviser”) serves as the sub-adviser, pursuant to a sub-advisory agreement. The Investment Manager and the Sub-Adviser (collectively, the “Advisers”) are wholly-owned indirect subsidiaries of abrdn plc, formerly known as Standard Life Aberdeen plc. In rendering advisory services, the Advisers may use the resources of investment advisor subsidiaries of abrdn plc. These affiliates have entered into procedures pursuant to which investment professionals from affiliates may render portfolio management and research services as associated persons of the Advisers.

The Investment Manager manages the Fund’s investments and makes investment decisions on behalf of the Fund, including the selection of and the placement of orders with, brokers and dealers to execute portfolio transactions on behalf of the Fund. The Sub-Adviser manages the portion of the Fund’s assets that the Investment Manager allocates to it. The Sub-Adviser is paid by the Investment Manager, not the Fund.

The Management Agreement provides the Investment Manager with a fee, payable monthly by the Fund, at the following annual rates: 0.65% of the Fund’s average weekly Managed Assets up to $200 million, 0.60% of Managed Assets between $200 million and $500 million, and 0.55% of Managed Assets in excess of $500 million. Managed Assets is defined in the Management Agreement as net assets plus the amount of any borrowings for investment purposes.

For the six-month period ended April 30, 2022, abrdn Asia earned $237,448 from the Fund for investment management fees.

abrdn, Inc. (formerly known as Aberdeen Standard Investments, Inc.), an affiliate of the Advisers, is the Fund’s administrator, pursuant to an agreement under which abrdn, Inc. receives a fee, payable monthly by the Fund, at an annual fee rate of 0.125% of the Fund’s average weekly Managed Assets up to $1 billion, 0.10% of the Fund’s average weekly Managed Assets between $1 billion and $2 billion, and 0.075% of the Fund’s average weekly Managed Assets in excess of $2 billion. For the six-month period ended April 30, 2022, abrdn, Inc. earned $45,663 from the Fund for administration services.

b. Investor Relations:

Under the terms of the Investor Relations Services Agreement, abrdn, Inc. provides and/or engages third parties to provide investor relations services to the Fund and certain other funds advised by abrdn Asia or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, Investor Relations Services fees are limited by abrdn, Inc. so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average weekly net assets. Any difference between the capped rate of

38	Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2022

0.05% of the Fund’s average weekly net assets and the Fund’s Portion is paid for by abrdn, Inc.

Pursuant to the terms of the Investor Relations Services Agreement, abrdn, Inc. (or third parties hired by abrdn, Inc.), among other things, provides objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, publishes white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

During the six-month period ended April 30, 2022, the Fund incurred investor relations fees of approximately $27,357. For the six-month period ended April 30, 2022, abrdn Inc. bore $14,353 of the investor relations cost allocated to the Fund because the investor relations fees were above 0.05% of the Fund’s average weekly net assets on an annual basis.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the six-month period ended April 30, 2022, were $13,546,484 and $14,619,476, respectively.

5. Capital

The authorized capital of the Fund is 300 million shares of $0.001 par value per share of common stock. During the six-month period ended April 30, 2022, the Fund did not repurchase any shares pursuant to its Open Market Repurchase Program and reinvested 10,324 shares pursuant to its Dividend Reinvestment and Cash Purchase Plan. As of April 30, 2022, there were 9,586,475 shares of common stock issued and outstanding.

On September 23, 2021, the Fund entered into an underwriting sales agreement with Jones Trading Institutional Services LLC (“Jones”), pursuant to which the Fund may offer and sell up to $35,000,000 of common shares of beneficial interest, par value $0.001 per share (“Common Shares”), from time to time, through Jones as its agent, in transactions deemed to be “at the market” as defined in Rule 415 under the Securities Act of 1933, as amended (the “ATM Offering”). During the six-month period ended April 30, 2022, 712,970 shares of common stock were sold under this agreement for $4,933,427 (net of commissions to Jones of $45,413).

Offering costs associated with Fund’s shelf registration statement initially effective with the SEC on July 2, 2021 are approximately $72,292 of which $8,456 were charged to paid-in-capital upon the issuance of associated shares. The Fund’s ATM Offering, through Jones, was made under this shelf registration statement and the associated offering costs are approximately $248,845 of which $41,582 were charged to paid-in-capital upon the issuance of associated shares.

Additional shares of the Fund may be issued under certain circumstances, including pursuant to the Fund’s Dividend Reinvestment and Optional Cash Purchase Plan. Additional information concerning the Automatic Dividend Reinvestment Plan is included within this report.

6. Open Market Repurchase Program

On March 1, 2001, the Board approved a stock repurchase program. The Board amended the program on December 12, 2007. The stock repurchase program allows the Fund to repurchase up to 10% of its outstanding common stock in the open market during any 12-month period. The Fund reports repurchase activity on the Fund’s website on a monthly basis.

For the six-month period ended April 30, 2022, the Fund did not repurchase any shares through this program.

7. Credit Facility

The Fund may use leverage to the maximum extent permitted by the 1940 Act, which permits leverage to exceed 33 1/3% of the Fund’s total assets (including the amount obtained through leverage) in certain market conditions.

The Fund’s revolving credit loan facility with The Bank of Nova Scotia was renewed for a 3-year term on February 28, 2020 and was last amended on September 21, 2021. The Fund’s outstanding balance on October 31, 2021 was $21,900,000. During the period between March 7 and March 21, 2022, the Fund paid down $2,800,000 on the facility. As of April 30, 2022, the balance of the loan outstanding was $19,100,000. For the six-months ended April 30, 2022 the average interest rate on the loan facility was 1.28% and the average balance was $21,141,989. The interest expense is accrued on a daily basis and is payable to The Bank of Nova Scotia on a monthly basis.

The amounts borrowed from the loan facility may be invested to return higher rates than the rates in the Fund’s portfolio. However, the cost

Aberdeen Global Income Fund, Inc.	39

Notes to Financial Statements (unaudited) (continued)

April 30, 2022

of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. Non-recurring expenses in connection with the implementation of the loan facility will reduce the Fund’s performance.

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the loan facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is not permitted to declare dividends or other distributions in the event of default under the loan facility. In the event of a default under the loan facility, the lenders have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. A liquidation of the Fund’s collateral assets in an event of default, or a voluntary paydown of the loan facility in order to avoid an event of default, would typically involve administrative expenses and could involve penalties. Additionally, such liquidations often involve selling off of portions of the Fund’s assets at inopportune times which can result in losses when markets are unfavorable. The loan facility has a term of three years and is not a perpetual form of leverage; there can be no assurance that the loan facility will be available for renewal on acceptable terms, if at all. Bank loan fees and expenses included in the Statement of Operations include fees for the renewal of the loan facility as well as commitment fees for any portion of the loan facility not drawn upon at any time during the period. During the six-month period ended April 30, 2022, the Fund incurred fees of approximately $45,190.

The credit agreement governing the loan facility includes usual and customary covenants for this type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Investment Manager or Sub-Adviser from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. The covenants also include a requirement that the Fund maintain net assets of no less than $25,000,000. Furthermore, non-

compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility.

The estimated fair value of the loan facility was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, the spread between the U.S. insurance and financial debt rate and the U.S. Treasury rate. The following table shows the maturity date, interest rate, notional/carrying amount and estimated fair value outstanding as of April 30, 2022.

Maturity Date	Interest Rate	Notional/ Carrying Amount	Estimated Fair Value
February 28, 2023	1.55%	$19,100,000	$18,821,508

8. Portfolio Investment Risks

a. Bank Loan Risk:

There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, illiquid securities risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund’s returns. In addition, bank loans may settle on a delayed basis, resulting in the proceeds from the sale of such loans not being readily available to make additional investments or distributions. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash, sell investments or temporarily borrow from banks or other lenders.

b. Credit and Market Risk:

A debt instrument’s price depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions. Funds that invest in high yield and emerging market instruments are subject to certain additional credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading.

40	Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2022

c. Emerging Markets Risk:

The Fund is subject to emerging markets risk. This is a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Risks Associated with Foreign Securities and Currencies” below).

d. High-Yield Bonds and Other Lower-Rated Securities Risk:

The Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

e. Interest Rate Risk:

The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund may be subject to a greater risk of rising interest rates due to the current interest rate environment and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

f. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries. Foreign securities may also be harder to price than U.S. securities.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Advisers are unsuccessful.

Russia/Ukraine Risk. In February 2022, Russia commenced a military attack on Ukraine. The outbreak of hostilities between the two countries and the threat of wider spread hostilities could have a severe adverse effect on the region and global economies, including significant negative impacts on the markets for certain securities and commodities, such as oil and natural gas. In addition, sanctions imposed on Russia by the United States and other countries, and any sanctions imposed in the future, could have a significant adverse impact on the Russian economy and related markets. The price and liquidity of investments may fluctuate widely as a result of the conflict and related events. How long the armed conflict and related events will last cannot be predicted. These tensions and any related events could have a significant impact on Fund performance and the value of the Funds’ investments.

g. Focus Risk:

The Fund may have elements of risk not typically associated with investments in the United States due to focused investments in a limited number of countries or regions subject to foreign securities or currency risks. Such focused investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

h. LIBOR Risk:

Under the revolving credit facility, the Fund is charged interest on amounts borrowed at a variable rate, which may be based on the London Interbank Offered Rate (“LIBOR”) plus a spread. The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize LIBOR as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. However, subsequent announcements by the FCA, the LIBOR administrator and other regulators indicate that it is possible that the

Aberdeen Global Income Fund, Inc.	41

Notes to Financial Statements (unaudited) (concluded)

April 30, 2022

most widely used LIBOR rates may continue until mid-2023. It is anticipated that LIBOR ultimately will be discontinued or the regulator will announce that it is no longer sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offered Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner.

9. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, the Fund expects the risk of loss from such claims to be remote.

10. Tax Information

The U.S. federal income tax basis of the Fund’s investments (including derivatives, if applicable) and the net unrealized appreciation as of April 30, 2022, were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation/ (Depreciation)
$75,127,999	$1,863,393	$(12,089,122)	$(10,225,729)

11. Recent Rulemaking

In October 2020, the Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 will impose limits on the amount of derivatives a fund could enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. Management is currently finalizing the implementation of Rule 18f-4 to meet the August 19, 2022 compliance date.

In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, which establishes requirements for determining fair value in good faith for purposes of the 1940 Act, including related oversight and reporting requirements. The rule also defines when market quotations are “readily available” for purposes of the 1940 Act, the threshold for determining whether a fund must fair value a security. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the

SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 became effective on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating this guidance.

12. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of April 30, 2022, other than as noted below.

On May 10, 2022 and June 9, 2022, the Fund announced that it will pay on May 31, 2022 and June 30, 2022, a distribution of US $0.07 per share to all shareholders of record as of May 20, 2022 and June 22, 2022, respectively.

On May 10, 2022, the Fund sold its interest rate swap agreements with an aggregate notional amount of $19.1 million.

42	Aberdeen Global Income Fund, Inc.

Supplemental Information (unaudited)

Results of Annual Meeting of Shareholders

The Annual Meeting of Shareholders was held on April 28, 2022. The description of the proposals and number of shares voted at the meeting are as follows:

To elect one Class III Director of the Fund, for a three-year term until the 2025 Annual Meeting of Stockholders and until such Director’s successor is duly elected and qualify:
	Votes For	Votes Withheld	Votes Abstained
Radhika Ajmera	5,577,132	269,354	134,484

To consider the continuation of the terms of two Directors under the Fund’s Corporate Governance Policies:

	Votes For	Votes Against/Withheld	Votes Abstained
P. Gerald Malone (Class I – 3 year term ending 2023)	5,642,769	218,373	119,828
William Potter (Class II – 3 year term ending 2024)	5,658,379	211,529	111,062

Aberdeen Global Income Fund, Inc.	43

Dividend Reinvestment and Optional Cash Purchase Plan (unaudited)

The Fund intends to distribute to stockholders substantially all of its net investment income and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long-term and short-term capital gains net of expenses. Pursuant to the Dividend Reinvestment and Optional Cash Purchase Plan (the “Plan”), stockholders whose shares of common stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by Computershare Trust Company N.A. (the “Plan Agent”) in the Fund shares pursuant to the Plan, unless such stockholders elect to receive distributions in cash. Stockholders who elect to receive distributions in cash will receive such distributions paid by check in U.S. Dollars mailed directly to the stockholder by the Plan Agent, as dividend paying agent. In the case of stockholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholders as representing the total amount registered in such stockholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee and may be required to have their shares registered in their own names in order to participate in the Plan. Please note that the Fund does not issue certificates so all shares will be registered in book entry form. The Plan Agent serves as agent for the stockholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s common stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share (plus expected per share fees) on the valuation date equals or exceeds NAV per share on that date, the Fund will issue new shares to participants at NAV; provided, however, that if the NAV is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the payable date for such distribution or dividend or, if that date is not a trading day on the New York Stock Exchange, the immediately preceding trading date. If NAV exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the NAV of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the NAV of the Fund’s shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date.

Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments of a minimum of $50 per investment (by check, one-time online bank debit or recurring automatic monthly ACH debit) to the Plan Agent for investment in the Fund’s common stock, with an annual maximum contribution of $250,000. The Plan Agent will wait up to three business days after receipt of a check or electronic funds transfer to ensure it receives good funds. Following confirmation of receipt of good funds, the Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on the 25th day of each month or the next trading day if the 25th is not a trading day.

If the participant sets up recurring automatic monthly ACH debits, funds will be withdrawn from his or her U.S. bank account on the 20th of each month or the next business day if the 20th is not a banking business day and invested on the next investment date. The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each stockholder’s proxy will include those shares purchased pursuant to the Plan. There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a per share fee of $0.02 incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant. Per share fees include any applicable brokerage commissions the Plan Agent is required to pay.

Participants also have the option of selling their shares through the Plan. The Plan supports two types of sales orders. Batch order sales are submitted on each market day and will be grouped with other sale requests to be sold. The price will be the average sale price obtained by Computershare’s broker, net of fees, for each batch order and will be sold generally within 2 business days of the request during regular open market hours. Please note that all written sales requests are always processed by Batch Order. ($10 and $0.12 per share). Market Order sales will sell at the next available trade. The shares are sold real time when they hit the market, however an available trade must be presented to complete this transaction. Market Order sales may only be requested

44	Aberdeen Global Income Fund, Inc.

Dividend Reinvestment and Optional Cash Purchase Plan (unaudited) (concluded)

by phone at 1-800-647-0584 or using Investor Center through www.computershare.com/buyaberdeen. ($25 and $0.12 per share).

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions. The Fund or the Plan Agent may terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days prior to the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority) only by mailing a written notice at least 30 days’ prior to the effective date to the participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent by phone at 1-800-647-0584, using Investor Center through www.computershare.com/buyaberdeen or in writing to Computershare Trust Company N.A., P.O. Box 505000, Louisville, KY 40233-5000.

Aberdeen Global Income Fund, Inc.	45

Corporate Information

Directors	Custodian
Radhika Ajmera	State Street Bank and Trust Company
Stephen Bird	1 Lincoln Street
P. Gerald Malone, Chairman	Boston, MA 02111
William J. Potter
Moritz Sell	Transfer Agent
Computershare Trust Company, N.A.
Investment Manager	P.O. Box 505000
abrdn Asia Limited	Louisville, KY 40233
21 Church Street
#01-01 Capital Square Two	Independent Registered Public Accounting Firm
Singapore 049480	KPMG LLP
1601 Market Street
Investment Sub-Adviser	Philadelphia, PA 19103
Aberdeen Asset Managers Limited
Bow Bells House, 1 Bread Street	Legal Counsel
London United Kingdom	Dechert LLP
EC4M 9HH	1900 K Street, N.W.
Washington, DC 20006
Administrator
abrdn, Inc.	Investor Relations
1900 Market Street, Suite 200	abrdn, Inc.
Philadelphia, PA 19103	1900 Market Street, Suite 200
Philadelphia, PA 19103
1-800-522-5465
Investor.Relations@abrdn.com

The accompanying Financial Statements as of April 30, 2022, were not audited and accordingly, no opinion is expressed thereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Global Income Fund, Inc. are traded on the NYSE American equities exchange under the symbol “FCO”. Information about the Fund’s net asset value and market price is available at www.aberdeenfco.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Global Income Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

FCO SEMI-ANNUAL

(b) Not applicable.

Item 2. Code of Ethics.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 6. Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of close of the reporting period is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable to semi-annual report on Form N-CSR.

(b) The Fund is managed by abrdn's Asia-Pacific fixed income team which also draws on the expertise of abrdn's fixed income team globally. The Asia-Pacific fixed income team works in a collaborative fashion; all team members have both portfolio management and research responsibilities. The team is responsible for the day-to-day management of the Fund. As of the date of filing this report, described below are changes to the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Effective June 23, 2022, Erlend Lochen ceased serving as one of the portfolio managers having primary responsibility for the day-to-day management of the Fund’s portfolio.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Registrant during the period covered by the report.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended April 30, 2022, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 -	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this Form N-CSR.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4)	Change in Registrant’s independent public accountant. Not applicable.

(b)	The certifications of the registrant as required by Rule 30a-2(b) under the Act are exhibits to this Form N-CSR

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

abrdn Global Income Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
abrdn Global Income Fund, Inc.

Date: July 11, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
abrdn Global Income Fund, Inc.

Date: July 11, 2022

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
abrdn Global Income Fund, Inc.

Date: July 11, 2022